Exhibit 10.11

Confidential Treatment Requested by MeiraGTx Holdings plc

LICENCE AGREEMENT

between

UCL Business Plc

and

Athena Vision Ltd

Dated 4 February 2015

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

INDEX

1.	Definitions	3

2.	Grant of Rights	7

3.	Know-how and Confidential Information	11

4.	Conflict of Interest	13

5.	Consideration	13

6.	Commercialisation	18

7.	Access to Medicines and Ethical Licensing	21

8.	Compliance with Laws	22

9.	Intellectual Property	23

10.	Warranties and Liability	25

11.	Duration and Termination	29

12.	General	35

Schedule 1 Template Licence Addendum		40

Schedule 2 Appointment of Expert		43

Schedule 3 Definition of Tobacco Industry Funding (Revised 2009)		44

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

THIS AGREEMENT is made

BETWEEN:

(1)	UCL BUSINESS PLC, whose registered office is The Network Building, 97 Tottenham Court Road, London W1T 4TP (“UCLB”);

and

(2)	ATHENA VISION LTD, a company incorporated in England and Wales under company registration number 09348737 whose principal place of business is at c/o UCL Business PLC, The Network Building, 97 Tottenham Court Road, London W1T 4TP United Kingdom (the “Licensee”).

WHEREAS:

A.	University College London (“UCL”) has developed certain ocular gene therapies and owns certain Intellectual Property relating to those gene therapies that the Licensee wishes to acquire rights to for the development and commercialisation of Licensed Products.

B.	UCL has assigned, or will assign prior to the execution of the relevant Licence Addendum, to UCLB all of its right, title and interest in and to such Intellectual Property.

C.	The parties have agreed to enter into this multiple licence agreement to govern the terms upon which, following the execution of a Licence Addendum, such Intellectual Property may be licensed to the Licensee.

D.	It is the policy of UCLB that its activities in licensing intellectual property take into consideration ethical and socially responsible licensing principles, including ensuring that Licensed Products are made available to fulfil unmet needs in Developing Countries, and the Licensee acknowledges and agrees to carry out its activities under this Agreement in a manner which complies with ethical and socially responsible licensing principles and which is designed to fulfil such needs, all in accordance with the provisions of this Agreement.

NOW IT IS AGREED as follows:

1.	DEFINITIONS

1.1	In this Agreement:

Agreement means this agreement (including the Schedules) and unless otherwise specified or the context otherwise requires, all Licence Addendums in respect of Licensed Technologies entered into between the parties hereunder;

Affiliate in relation to a Party, means any entity or person that Controls, is Controlled by, or is under common Control with that Party;

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

At-Cost Markets means those markets in Developing Countries [***];

Claims means all demands, claims and liability (whether criminal or civil, in contract, tort or otherwise) for losses, damages, costs and expenses of any nature whatsoever and all costs and expenses (including legal costs) incurred in connection therewith;

Commencement Date means 4 February 2015;

Commercial Third Party means a commercial entity that is not a Party of this Agreement;

Competing Product means any product, whether ready for marketing or in development that competes, or is likely to compete once developed, with any Licensed Product;

Confidential Information means the Know-how and all other technical or commercial information that:

a)	in respect of information provided in documentary form or by way of a model or in other tangible form, at the time of provision is marked or otherwise designated to show expressly that it is imparted in confidence or which a reasonable person would expect to be confidential; and

b)	in respect of information that is imparted orally, any information that the Disclosing Party or its representatives informed the Receiving Party at the time of disclosure or which a reasonable person would expect to be confidential;

Control means direct or indirect beneficial ownership of 50% (or, outside a Party’s home territory, such lesser percentage as is the maximum permitted level of foreign investment) or more of the share capital, stock or other participating interest carrying the right to vote or to distribution of profits of that Party, as the case may be;

Cost-Based Price means, in respect of each Licensed Product, [***];

CPI means the United Kingdom Consumer Prices Index as published by the UK Office for National Statistics (or any successor body) or, if that index ceases to exist or the basis of the index is fundamentally changed, the nearest equivalent UK official index of increases in consumer prices as agreed by the Parties or in the absence of agreement determined by an expert appointed in accordance with Clause 5.10;

Developing Country or Developing Countries refers to those countries that are:

a)	[***]; and

b)	to the extent not included in a);

i)	defined as of the Commencement Date [***]; and

ii)	all other countries that may be mutually agreed to by the University and Licensee from time to time;

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

Developing Country Manufacturer means a manufacturer of pharmaceutical products that is able to efficiently manufacture (either within or outside the Developing Country in which the At-Cost market exists), distribute and supply the Licensed Product in an At-Cost market at a Cost-Based Price;

Diligent Efforts means exerting such efforts and employing such resources as would normally be exerted or employed by [***], when utilizing sound and reasonable scientific, medical and business practice and judgment in order to develop the product in a timely manner and generate an economic return to the Parties from its commercialisation;

Disclosing Party has the meaning given in Clause 3.3;

Field means ocular gene therapy;

Founders means [***];

Indemnitees has the meaning given in Clause 10.6;

Intellectual Property means any and all patents, utility models, registered designs, unregistered design rights, copyright, database rights, rights in respect of confidential information, rights under data exclusivity laws, rights under orphan drug laws, rights under unfair competition laws, property rights in biological or chemical materials, extension of the terms of any such rights (including supplementary protection certificates), applications for and the right to apply any of the foregoing registered property and rights, and similar or analogous rights in any part of the Territory;

Know-how means in respect of each Licensed Technology:

a)	the inventions claimed in the relevant Patents;

b)	the technical information relating to the inventions claimed in the relevant Patents; and

c)	the know how and the Know-how Data (as defined in the relevant Licence Addendum) described in Appendix 1 to the relevant Licence Addendum;

Licence Addendum means an addendum in the form set out in Schedule 1, duly signed and executed by the authorised representatives of each of the Parties and annexed to this Agreement;

Licensed Products means in respect of each Licensed Technology, any and all products that are developed, manufactured, used, or sold by or on behalf of the Licensee or its Affiliates or Sub-licensees and which (a) are within (or are manufactured using a process described in) a Valid Claim of the relevant Patents and/or (b) incorporate, or their development or manufacture makes use of, any of the relevant Know-how;

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

Licensed Technology means Intellectual Property, Patents and Know how relating to each technology licensed by UCLB to the Licensee under Licence Addendums [***] to this Agreement;

Materials, with respect to each Licensed Technology, means any materials, documents and information that UCLB may provide to the Licensee under or in connection with this Agreement;

Net Receipts means in respect of the Licensed Products, [***];

Net Sales Value means in respect of the [***];

Parties means UCLB and the Licensee, and “Party” shall mean either of them;

Patents means in respect of the Licensed Technology, any and all of the patents and patent applications described in Appendix 1 to the relevant Licence Addendum including any continuations, continuations in part, extensions, reissues, divisions, and any patents, supplementary protection certificates and similar rights that are based on or derive priority from the foregoing;

Reasonable Developing Country Licence Terms means terms that meet the requirements of both UCL’s ethical and socially responsible licensing policy, which is at: (http://www.ucl.ac.uk/enterprise/about/policies/files/Global_access-final.pdf) and the following principles:

a)	the Licensee shall [***];

b)	the Developing Country licence terms [***] that shall not [***];

c)	if the Developing Country Manufacturer is granted any exclusive rights, the continued grant of those rights shall be conditional upon the Developing Country Manufacturer supplying At-Cost Markets at a Cost-Based Price and meeting market demand in that market; and

d)	the Licensee may impose reasonable conditions, including as to use of trade marks, trade dress, format and pack size, to differentiate the Licensed Product when sold in the At-Cost market from Licensed Products sold in other markets and to prohibit their export into other markets and territories, provided that such conditions or their implementation do not act as an unreasonable barrier to the prompt and efficient supply of Licensed Product in the At-Cost market;

Receiving Party means has the meaning given in Clause 3.3;

Regulatory Exclusivity means, with respect to a Licensed Product, any exclusive rights or protection which are recognised, afforded or granted by any Regulatory Authority in any country or region with respect to the Licensed Product other than through patent rights;

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

Shareholders’ Agreement means the shareholders’ agreement dated on or around the date of this Agreement between UCLB, the Licensee, the Founders and the Manager (as identified therein);

Specified Technology means any and all Intellectual Property owned by UCLB or its Affiliates relating to the following technologies:

[***]

where subject to Clause 2.4 such Intellectual Property is free from any ownership or other obligations of third parties when it arises or where any such ownership or other obligations to third parties which might exist when it arises have been discharged or waived;

Sub-licensee means in respect of each Licensed Technology, any third party (other than an Affiliate) to whom the Licensee grants a sub-licence of its rights under this Agreement in accordance with Clause 2.3;

Territory means Worldwide; and

Valid Claim means a claim of a patent or patent application that has not been abandoned or allowed to lapse or expired or been held invalid or unenforceable by a court of competent jurisdiction in a final and non-appealable judgment.

2.	GRANT OF RIGHTS

2.1	Licence of Licensed Technology

UCLB hereby grants to the Licensee and its Affiliates, and the Licensee hereby accepts on its own behalf and on behalf of its Affiliates, in respect of the Licensed Technology from the effective date specified in the respective Licence Addendums and subject to the provisions of this Agreement, an exclusive licence to use and exploit the Licensed Technology, with the right to sub-license, (subject to Clause 2.3), to develop, manufacture, have manufactured, use, sell and have sold Licensed Products solely in the relevant Field and in the relevant Territory. The licence shall be exclusive even as to UCL subject to Clause 2.4.

2.2	UCLB shall at the Licensee’s request and cost execute such formal licences as may be necessary to enable the Licensee to register the licences granted to it under this Agreement with the Patent Offices in the relevant Territory. Such formal licence will reflect the terms of this Agreement where possible and for the avoidance of doubt if there is a conflict in the terms of such formal licence and this Agreement, the terms of this Agreement shall prevail. [***].

2.3	Sub-Licensing of Licensed Technology

The Licensee shall have the right to grant sub-licences under the licence in Clause 2.1 to its Affiliates or other third parties through one or more levels of Sub-licensees except that the Licensee may not grant such a sub-licence to any person or the Affiliates of any person

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

involved in: the tobacco industry (as defined by the Cancer Research UK Code of Practice on Tobacco Industry Funding to Universities detailed in Schedule 3); Arms dealing; gambling operations; the promotion of violence; child labour or any other illegal activity. A grant of any sub-licence shall be conditional on the following:

(a)	The Licensee shall enter into a written agreement with each Sub-licensee and shall ensure that the provisions of each sub-licence are consistent with the provisions of this Agreement, and the Licensee shall ensure that:

(i)	the sub-licence sets out all the proposed terms agreed between the Licensee and the Sub-licensee, including, in particular, all terms as to remuneration;

(ii)	the Sub-licensee will maintain complete and accurate records in sufficient detail to permit UCLB to confirm the accuracy of the calculation of royalty payments under this Agreement; and

(iii)	the sub-licence imposes obligations of confidentiality on the Sub-licensee which are no less onerous than those set out in Clause 3.3.

(b)	The Licensee shall procure that each Sub-licensee complies fully at all times with the provisions of its sub-licence.

(c)	The Licensee shall be liable for all acts and omissions of its Sub-licensees that, if committed by the Licensee, would constitute a breach of any of the provisions of this Agreement.

(d)	The Licensee shall provide UCLB with a copy of any sub-licence [***] ([***]) days after execution of such sub-licence, provided that the Licensee may redact confidential or proprietary terms from such copy, including financial terms.

(e)	Each sub-licence shall terminate automatically upon termination of the relevant Licence Addendum for any reason (other than in the case of expiry of the relevant Licence Addendum under Clause 11.2) except where:

(i)	the Sub-licensee was not implicated in or at fault in any circumstances which led to the termination; and

(ii)	the benefit (but not the burden) of the sub-licence agreement is validly assigned to UCLB in writing within [***] ([***]) days following the date of termination; and

(iii)	the Sub-licensee agrees that, following assignment, the Sub-licensee will observe in full the terms of the sub-licence agreement including paying all sums due to the Licensee under the sub-licence agreement directly to UCLB in a timely manner, in which case the Sub-licensee’s rights to use the relevant Licensed Technology shall continue in full force and effect in accordance with the terms of the relevant sub-licence agreement.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

2.4	Reservation of Rights

2.4.1	UCLB reserves for itself and UCL the non-exclusive, irrevocable, worldwide, royalty-free right to:

(a)	Use the Licensed Technology in the Field for academic research, publication and teaching; and

(b)	Grant licences to academic third parties to use the Licensed Technology in academic research collaborations with UCL; and

(c)	Grant licences of the Licensed Technology to post graduate students of UCL for the purpose of conducting a programme of post graduate academic research.

In exercising the rights described in Clause 2.4.1(b) and (c), UCL and UCLB shall comply with the provisions of Clause 3 as regards confidentiality of the Know-how.

2.4.2	Except for the licences expressly granted by this Clause 2, UCLB grants no rights to the Licensee (whether under this Agreement or the relevant Licence Addendum) to or under any intellectual property other than the Licensed Technology and hereby reserves all rights under the Licensed Technology outside the Field.

2.4.3	Nothing in this Agreement or any Licence Addendum shall limit or otherwise affect UCL’s ability to apply for non-commercial grant funding or comply with such grant terms and conditions. In the event that any terms of this Agreement or any Licence Addendum conflicts with the terms of any non-commercial grant funding, the Parties shall negotiate in good faith to amend the terms of this Agreement or the relevant Licence Addendum to allow UCL to access such funding provided that nothing herein shall require the Licensee to agree to alter or modify the scope of the licence granted to it in this Clause 2.

2.5	Affiliates

The Licensee shall:

2.5.1	ensure that its Affiliates comply fully with the terms of this Agreement;

2.5.2	be responsible for any breach of or non-compliance with this Agreement by its Affiliates as if the breach or non-compliance had been a breach or non-compliance by the Licensee;

2.5.3	indemnify in accordance with Clause 10.6 each of the Indemnitees against any Claims which are awarded against or suffered by any of the Indemnitees as a result of any breach of or non-compliance with this Agreement by its Affiliates; and

2.5.4	ensure that if any Affiliate ceases to be an Affiliate as a result of a change of Control or otherwise, that unless a sub-licence agreement in accordance with Clause 2.3 is entered into with such an Affiliate, such former Affiliate immediately upon such cessation:

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

(a)	ceases developing, manufacturing, having manufactured, using, selling and/ or having sold Licensed Products and ceases all use or exploitation of the Licensed Technologies, for as long as any of the relevant Patents remains in force and/or the Know-how remains confidential;

(b)	returns to the Licensee or destroys any documents or other materials in the former Affiliate’s possession or under its control and that contain Confidential Information provided under this Agreement relating to the Licensed Technologies and/ or Licensed Products;

(c)	to the extent possible, takes all action necessary to have any product licences, marketing authorisations, pricing and/ or reimbursement approvals (and any applications for any of the foregoing) which relate to Licensed Products transferred into the name of the Licensee.

2.6	Option to License Specified Technology

2.6.1	UCLB, where it is free and reasonably able to do so, shall grant to the Licensee an exclusive option to negotiate for a royalty-bearing licence to the Specified Technology on reasonable commercial terms to be negotiated in good faith between the Parties (the “Specified Technology Option”).

2.6.2	The Specified Technology Option in respect of each Specified Technology will be valid and exercisable for a period of 4 years from the Commencement Date (the “Specified Technology Option Period”). If the Licensee wishes to exercise the Specified Technology Option within the Specified Technology Option Period, the Licensee shall serve notice upon UCLB to this effect (the “Specified Technology Option Notice”). UCLB and the Licensee will have a period of up to [***] ([***]) months from the Licensee’s receipt of the Specified Technology Option Notice to negotiate in good faith the commercially reasonable terms of a separate licence agreement governing such licence (the “Specified Technology Negotiation Period”). The Specified Technology Negotiation Period may be extended by mutual agreement of the Parties. If, with respect to any such Specified Technology, either the Licensee does not exercise its Specified Technology Option within the Specified Technology Option Period, or the Licensee and UCLB are unable to agree on the terms of a licence agreement within the Specified Technology Negotiation Period, the Licensee’s rights with respective to such Specified Technology pursuant to this Clause 2.6 shall terminate forthwith.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

3.	KNOW-HOW AND CONFIDENTIAL INFORMATION

3.1	Provision of Know-how

(a)	Within [***] ([***]) days following the effective date of each Licence Addendum, UCLB shall deliver to the Licensee an outline of the Know-how relating to that Licence Addendum and (where applicable) a list of relevant documents.

(b)	For the avoidance of doubt, UCLB’s obligations under this Clause 3.1 shall not extend to any Materials. Materials may be provided to the Licensee as the Parties may agree on a case by case basis. Where Materials are provided to the Licensee, they shall be deemed to be Know-how under this Agreement.

3.2	Confidentiality of Know-how

The Licensee undertakes that for so long as the Know-how remains confidential, it shall (and shall ensure that its Affiliates and Sub-licensees) take all reasonable precautions to prevent unauthorised access to the Know-how and protect the Know-how in the same manner as it (or they) protect(s) its (or their) own proprietary information, and shall not (and shall ensure that its Affiliates and Sub-licensees do not) use the Know-how for any purpose, except as expressly licensed hereby and in accordance with the provisions of this Agreement. For the avoidance of doubt, to the extent that any Know-how or information relating to the Licensed Technology falls within the public domain (without any breach of this Agreement or any other obligation of confidentiality), then UCL, the Founders and UCLB shall be free to use such information without restriction in the same way that any third party would have the freedom to use it.

3.3	Confidentiality Obligations

Each Party (“Receiving Party”) undertakes:

3.3.1	to maintain as secret and confidential all Confidential Information obtained from the other Party (“Disclosing Party”) in the course of or in anticipation of this Agreement and to respect the Disclosing Party’s rights therein;

3.3.2	to use such Confidential Information only for the purposes of or as permitted by this Agreement; and

3.3.3	to disclose such Confidential Information only to those of its employees, contractors, Affiliates, and Sub-licensees (if any) to whom and to the extent that such disclosure is reasonably necessary for the purposes of this Agreement, provided however that the Licensee shall have the right to disclose Confidential Information received from UCLB to (i) potential or actual customers of Licensed Products and/ or Licensed Services to the extent reasonably necessary to promote the sale or use of Licensed Products and/ or Licensed Services and provided that the customer has agreed to confidentiality provisions at least as restrictive as set forth herein.(ii) to existing potential investors or lenders provided that such third parties have agreed to confidentiality provisions at least as restrictive as set forth herein, and, (iii) to its Board of Directors (or similar governing body) and its counsel, accountants and other professional advisers.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

3.4	Exceptions to Obligations

The provisions of Clause 3.3 shall not apply to Confidential Information which the Receiving Party can demonstrate by reasonable written evidence:

3.4.1	was, prior to the Commencement Date, in the possession of the Receiving Party and at its free disposal and was not obtained or otherwise acquired directly or indirectly from the Disclosing Party or its Affiliates or their respective employees, students or representatives; or

3.4.2	is subsequently disclosed to the Receiving Party without any obligations of confidence by a third party; or

3.4.3	is or becomes generally available to the public through no act or default of the Receiving Party or its agents, employees, Affiliates or Sub-licensees; or

3.4.4	the Receiving Party is required to disclose by or to the courts of any competent jurisdiction, or to any government regulatory agency or financial authority, provided that the Receiving Party shall:

(a)	inform the Disclosing Party as soon as is reasonably practicable;

(b)	at the Disclosing Party’s request and cost seek to persuade the court, agency or authority to have the information treated in a confidential manner, where this is possible under the court, agency or authority’s procedures; and

(c)	where the disclosure is unavoidable, limit the disclosure of Confidential information to the minimum extent required by law; or

3.4.5	which a Party is advised by its information officer that it is required to disclose under the Freedom of Information Act 2000 or the Environmental Information Regulations 2004.

3.5	Disclosure to Employees

The Receiving Party shall inform all of its employees, contractors, Affiliates and Sub-licensees who have access to any of the Disclosing Party’s Confidential Information to which Clause 3.3 applies, shall make all such employees, contractors, Affiliates and Sub-licensees aware of the obligations of confidence and ensure that all recipients of Confidential Information are bound by obligations of confidence no less onerous than those provided for herein (which it undertakes to enforce and for which it is legally responsible) to those of its subsidiaries, employees, and officers as need to have access thereto wholly necessarily and exclusively for the purposes of this Agreement.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

4.	CONFLICT OF INTEREST

The Founders, as employees of UCL and founders of Newco, agree to adhere to UCL’s conflict of interest policy: (http://www.ucl.ac.uk/finance/finance_docs/doi_policy.html).

5.	CONSIDERATION

Equity in Athena Vision Ltd

5.1	On or before the Commencement Date, the Licensee shall provide consideration to UCLB in return for the licences and other rights granted by UCLB to the Licensee under this Agreement by issuing shares in the share capital of the Licensee in accordance with the Shareholders’ Agreement, the Licensee shall:

5.1.1	deliver to UCLB a share certificate in respect of the requisite number of validly issued, fully paid up, ordinary shares in the share capital of the Licensee pursuant to the Shareholders’ Agreement, such share certificate to be issued in the name of UCL Business PLC;

5.1.2	ensure that all necessary resolutions have been passed, and its register of members has been written up, to reflect the issue of shares to UCLB referred to in Clause 5.1.1; and

5.1.3	ensure that the appropriate documents and forms shall be filed with the registrar of companies within the time limits prescribed by statute.

5.2	For so long as UCLB holds the necessary percentage of the entire issued share capital of the Licensee as required by the Shareholders’ Agreement, the Licensee shall ensure that:

5.2.1	UCLB shall at all times be entitled (but not bound) to appoint such person as UCLB may from time to time nominate as a director (“UCLB Director”) of the board of directors of the Licensee (the “Board”). The UCLB Director shall have the right to attend (either in person or by any electronic means) and speak at all meetings of the Board and of any committee(s) constituted by the Board, and shall have the right to vote at any such meetings in accordance with the Shareholders’ Agreement for NewCo. UCLB shall at all times have the right to speak at all meetings of the Board and of any committee(s) constituted by the Board and shall have the right to vote at any such meetings in accordance with the Shareholders’ Agreement for NewCo. UCLB shall at all times have the right to remove any UCLB Director and upon his/her removal, to appoint another UCLB Director in his/her place as and when UCLB deems appropriate in its sole and absolute discretion.

5.2.2	At the same time any notice is sent to any director of the Licensee convening a meeting of the Board or any committee constituted by the Board, such notice shall be sent to the relevant UCLB Director together with a written agenda specifying the matters to be raised at the meeting and copies of all documents to be laid before or discussed at the meeting.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

5.2.3	Each UCLB Director shall be at liberty from time to time to make full disclosure to UCLB and its Affiliates of any and all commercial and/or financial information relating to the Licensee. In addition, UCLB and its Affiliates shall be entitled to have prompt and unrestricted access to (i) all trading records and information relating to the operations of the Licensee; (ii) all accounts (including management accounts), books, bank statements, and other financial records of the Licensee; and (iii) all information available to the Licensee concerning any legal or arbitration proceedings threated or commenced against or by the Licensee.

5.3	Other Milestone Payments

Within [***] ([***]) days following achievement of each of the following milestone events, the Licensee shall notify UCLB in writing that the relevant milestone event has been achieved, provide documentary evidence of such achievement as appropriate and pay to UCLB, within a period of [***] days, the amount(s) set out next to such milestone event below:

Milestone Event	Amount to be paid
[***]	£[***]
[***]	£[***]

5.4	Annual Management Fees

On each date referred to in the following table, the Licensee shall pay to UCLB the annual management fee set out next to such date in the table.

Date	Amount to be paid
Upon each anniversary of the Commencement Date until [***]	£50,000

If the Licensee fails to pay any such amount by such date, UCLB may in its sole and absolute discretion either (a) convert the licence granted under Clause 2.1 into a non-exclusive licence or (b) elect to treat such non-payment as a material breach of contract under Clause 11.3.1.

5.5	Sales Linked Milestone Payments

Upon achievement of each of the sales linked milestones set out in the following table, the Licensee shall notify UCLB in writing that the relevant sales linked milestone has been achieved, provide the relevant documentary evidence and pay to UCLB the amount(s) set out next to such event in the table:

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

Sales Linked Milestones	Amount to be paid
When Net Sales Value reaches £[***]	£[***]
On the next £[***] of Net Sales Value (when sales cumulatively reach £[***])	£[***]
On the next £[***] of Net Sales Value (When sales cumulatively reach £[***])	£[***]
On the next £[***] of Net Sales Value (when sales cumulatively reach £[***])	£[***]
On the next £[***] of Net Sales Value (when sales cumulatively reach £[***])	£[***]
On the next £[***] of Net Sales Value (when sales cumulatively reach £[***])	£[***]

5.6	Royalties on Net Sales

For each Licensed Technology the Licensee shall pay to UCLB a royalty of [***]% ([***] per cent) being a percentage of the Net Sales Value of all Licensed Products or any part thereof.

5.7	Royalties on Net Receipts

For each Licensed Technology the Licensee shall pay to UCLB a royalty of [***]% ([***] per cent) being a percentage of Net Receipts

5.8	[***]

5.9	Combination Products

If any Licensed Products are incorporated in any other product (“Combination Product”) sold by the Licensee or its Affiliates and the Licensed Product is not priced separately from the Combination Product, the Net Sales Value of such Licensed Product shall be deemed to be the fair market value of the Licensed Product in the country of sale when sold separately or if not sold separately in the country of sale, in comparable countries and territories or if neither of the foregoing apply, a reasonable amount which fairly reflects the value of the Licensed Product within the Combination Product assuming the Licensed Product is not being sold as a loss leader.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

5.10	[***]

5.11	Payment Frequency

Royalties due under this Agreement, except for Management Fees, Other Milestone payments and Sales Milestone payments, which are payable upon the date specified in Clauses 5.3, 5.4 and 5.5 as appropriate, shall be paid within [***] ([***]) days following the end of each calendar quarter ending on 31 March, 30 June, 30 September and 31 December in each year, in respect of sales of Licensed Products made and Net Receipts generated during such quarter and within [***] ([***]) days following the termination of the relevant Licence Addendum.

5.12	Payment terms

All sums due under this Agreement:

5.12.1	are exclusive of Value Added Tax which where applicable will be paid by the Licensee to UCLB in addition;

5.12.2	shall be paid in pounds sterling in cash by transferring an amount in aggregate to the following Account name: UCL Business Plc, Sort Code: 20 10 53, Account number: 30782270, Address: Barclays Bank Plc, PO Box 11345, London, W12 8GG, and in the case of income or amounts received by the Licensee or its Affiliates in a currency other than pounds sterling, the royalty shall be calculated in the other currency and then converted into equivalent pounds sterling at the relevant daily spot rate for that currency as quoted in the Financial Times newspaper on the last business day of the quarter in relation to which the royalties are payable;

5.12.3	will be made without any set-off, deduction or withholding except as may be required by law. If the Licensee is required by law to make any deduction or to withhold any part of any amount due to UCLB under this Agreement, the Licensee will give to UCLB proper evidence of the amount deducted or withheld and payment of that amount to the relevant taxation authority, and will do all things in its power to enable or assist UCLB to claim exemption from or, if that is not possible, to obtain a credit for the amount deducted or withheld under any applicable double taxation or similar agreement from time to time in force; and

5.12.4	shall be made by the due date, failing which UCLB may charge interest on any outstanding amount on a daily basis at a rate equivalent to [***]% above the Bank of England pound sterling base rate then in force in London.

5.13	Royalty Statements

The Licensee shall, in respect of each Licensed Technology, send to UCLB at the same time as each royalty payment is made in accordance with Clauses 5.6 and 5.7 a statement setting out for the relevant calendar quarter:

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

5.13.1	in respect of each territory or region in which Licensed Products are sold:

(a)	the types of Licensed Product sold;

(b)	the quantity of each type sold;

(c)	the total invoiced price for each type of Licensed Product sold;

(d)	where relevant, details of any Licensed Products that have been sold other than on arm’s length terms for a cash consideration, including the relevant open market price or (if not available) the reasonable price attributed thereto;

(e)	the amounts deducted from the Net Sales Value as referred to in paragraph (i) to (iv) of that definition (broken down on a product by product and category by category basis); and

(f)	the aggregate royalties on Net Sales Value due to UCLB.;

5.13.2	a breakdown of all Net Receipts,

in each case expressed both in local currency and pounds sterling and showing the conversion rates used, during the period to which the royalty payment relates.

5.14	Records

In respect of each Licensed Technology:

5.14.1	The Licensee shall keep at its normal place of business detailed and up to date records and accounts showing the quantity, description and invoiced price or non-cash consideration for all Licensed Products sold by it or its Affiliates or on its or its Affiliates’ behalf, and the amount of Net Receipts, broken down in each case on a country by country basis, and being sufficient to ascertain the payments due to UCLB under this Agreement.

5.14.2	The Licensee shall make such records and accounts available, on reasonable notice, for inspection during business hours by an independent chartered accountant nominated by UCLB for the purpose of verifying the accuracy of any statement or report given by the Licensee to UCLB under Clause 5.14.1. The Licensee shall co-operate reasonably with any such accountant, and shall promptly provide all information and assistance reasonably requested by such accountant. The accountant shall be required to keep confidential all information learnt during any such inspection, and to disclose to UCLB only such details as may be necessary to report on the accuracy of the Licensee’s statement or report. UCLB shall be responsible for the accountant’s charges unless the accountant certifies that there is an inaccuracy of more than [***]% ([***] percent) in any royalty statement, in which case the Licensee shall pay his charges in respect of that inspection.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

5.14.3	The Licensee shall ensure that UCLB has the same rights as those set out in this Clause 5.14 in respect of the Licensee’s Affiliates and Sub-licensees.

The Licensee shall co-operate with UCLB in good faith to resolve any discrepancies identified during any such inspection and [***], together with interest on late payment as specified in Clause 5.12.4, within [***] following receipt of a copy of the independent chartered accountant’s report.

5.15	Accounting Standards

Where this Agreement requires a financial calculation to be made or an action to be taken, such calculation or action will be made or taken in accordance with the generally accepted accounting principles from time to time approved by the United Kingdom’s Accounting Standards Board, or any successor body, applicable as at the date on which such calculation or action is made or taken.

6.	COMMERCIALISATION

6.1	General Diligence

The Licensee shall in respect of each Licensed Technology, use Diligent Efforts to develop and commercially exploit Licensed Products throughout the Territory (including obtaining all and any regulatory approvals which may be required to market and sell the Licensed Products) and to maximise sales for the benefit of both Parties.

6.2	Competing Activities

The Licensee shall notify UCLB in confidence if it or any of its Affiliates or its Sub-licensees commences any marketing, sale or commercialisation of any Competing Product or enters into an agreement with any other person with respect to any such activities.

6.3	Development Plan

The current Development Plan for the Licensed Technology is shown in each Licence Addendum (the “Current Development Plan”). Within six (6) months of the Effective Date of the relevant Licence Addendum, the Licensee will provide for each Licensed Technology, an updated plan for developing and commercialising Licensed Products (the “Updated Development Plan”). The Updated Development Plan shall include development milestones events mutually agreed by the Parties and shall form part of the relevant Licence Addendum and this Agreement. The Parties shall negotiate in good faith to reach agreement on such development milestones. In the event that the Licensee fails to provide the Updated Development Plan or the Parties fail to agree development milestones, despite negotiating in good faith, within such six month period, UCLB may in its sole and absolute discretion terminate the relevant Licence Addendum in accordance with Clause 11.5.1. The Licensee shall provide to UCLB on each anniversary of the Effective Date of the relevant Licence Addendum a written update to the Updated Development Plan that shall:

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

6.3.1	report on all activities conducted under this Agreement by the Licensee and its Affiliates and Sub-licensees since the Effective Date of the relevant Licence Addendum or the date of the previous update (as appropriate);

6.3.2	(where applicable) set out the milestone events achieved since the Effective Date of the relevant Licence Addendum or the date of the previous update (as appropriate) and the Licensee’s reasonable estimate of the dates for achieving any future milestone events;

6.3.3	set out the current and projected activities being taken or planned to be taken by the Licensee and its Affiliates and Sub-licensees to bring Licensed Products to market, and to maximise the sale of Licensed Products in the Territory; and

6.3.4	set out the Licensee’s projected sales of Licensed Products (based on the Licensee’s current forecasts) for each of the next [***] ([***]) years following the date of the report.

UCLB’s receipt or approval of any update to the Updated Development Plan shall not be taken to waive or qualify the Licensee’s obligations under Clause 6.1.

6.4	Annual Meeting

In respect of the Licensed Technology, the Licensee will on UCLB’s request meet with UCLB at least once per calendar year, following the submission of the update to the relevant Development Plan pursuant to Clause 6.3, to discuss progress with development and commercialisation of the Licensed Technology and where relevant the Licensee’s efforts to maximise sales of Licensed Products.

6.5	Development Milestones

In addition to the Licensee’s obligations under Clause 6.1, the Licensee shall for each Licensed Technology use Diligent Efforts to achieve the development milestone events specified in the relevant Licence Addendum by the dates set out therein or as later agreed between the Parties in accordance with Clause 6.3, where applicable.

6.6	Reporting of First Commercial Sale

The Licensee will, for each Licenced Technology, promptly notify UCLB in writing of the first commercial sale of each Licensed Product in each country within the Territory.

6.7	Reporting for Impact Purposes

6.7.1	The Licensee acknowledges that part of UCLB’s purpose in licensing the Licensed Technologies to the Licensee pursuant this Agreement is to ensure that the Licensed Technologies are made available for use and commercial exploitation with the intention of benefitting society and the economy. In order to enable UCLB and UCL to monitor the benefit that they are providing, and to enable UCL to demonstrate the impact of its research activities, to society and the economy, the Licensee will upon request provide to UCLB [***], a written report describing in reasonable detail how it has used each Licensed Technology, and the societal and economic benefits generated therefrom.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

6.7.2	UCLB shall notify and seek permission from the Licensee in advance, in writing if it wishes to use any written reports received from the Licensee (and the information contained therein) pursuant to Clause 6.7.1 in applications for research or other grant related funding and in submissions to Higher Education funding bodies such as HEFCE and/ or HEIF (or any replacements for either of those entities) and like entities, supplying a written copy of the application for research or other grant related funding or submission (or the relevant sections thereof). The Licensee will respond to UCLB in writing within [***] ([***]) days of receipt of such written information and subject to the removal of any confidential information as notified in such written request by the Licensee, UCLB and UCL shall be entitled to submit the approved applications for research or other grant related funding and in submissions to Higher Education funding bodies such as HEFCE and/or HEIF (or any replacements for either of those entities) and like entities.

6.8	Quality

The Licensee shall ensure that all of the Licensed Products marketed by it and its Affiliates and Sub-licensees are of satisfactory quality and comply with all applicable laws and regulations in each part of the Territory.

6.9	Marking of Licensed Products

To the extent permitted under the laws of any country, the Licensee shall mark and cause its Affiliates and Sub-Licensees to mark each Licensed Product with the number of each issued Patent which applies to the Licensed Product and a statement that such Licensed Products are sold under licence from UCL Business plc.

6.10	Disposals of Licensed Products for Free

Notwithstanding the terms of Clause 6.1, the Licensee shall be entitled to supply a reasonable number of Licensed Products to third parties free of charge as promotional items for the purpose of establishing a market for the Licensed Products in the relevant country or territory or for evaluation and testing purposes, provided that the quantity of Licensed Products supplied for free in each country or territory is not excessive and is in line with normal industry practice in such country or territory. Any Licensed Products disposed of to third parties free of charge in accordance with this Clause 6.10 shall not be taken into account for the purposes of calculating Net Sales Value.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

6.11	Referral to Expert

If UCLB considers at any time during the period of this Agreement that the Licensee has failed to comply with its obligations under Clause 6.1, 6.3 or 6.5 in relation to any Licenced Technology, then the matter shall be referred to an independent expert to answer the following questions:

6.11.1	whether the Licensee has complied with its obligations under Clause 6.1, 6.3 or 6.5 in relation to the relevant Licensed Technology; and if not

6.11.2	what specific action the Licensee should have taken and/or now needs to take (“Specific Action”) in order to fulfil such obligations and within what period the Specific Action should be taken (“Action Period”).

The independent expert shall be appointed in accordance with the provisions of Schedule 2 and his decision shall be final and binding on the Parties.

6.12	Consequences of Expert’s Decision

If the expert determines that the Licensee has failed to comply with its obligations under Clause 6.1, 6.3 or 6.5 in relation to the relevant Licensed Technology, and if the Licensee fails to take the Specific Action within the Action Period, UCLB shall be entitled, by giving, at any time within [***] ([***]) months after the end of that Action Period, not less than [***] ([***]) months’ notice, to (a) convert the licence granted under the relevant Licence Addendum into a non-exclusive licence or (b) terminate the relevant Licence Addendum in accordance with Clause 11.5.2.

7.	ACCESS TO MEDICINES AND ETHICAL LICENSING

7.1	General Diligence

The Licensee agrees to use Diligent Efforts to develop and commercially exploit Licensed Products in a manner consistent with ethical and socially responsible licensing principles, including requiring all Sub-licensees and other parties involved in the development and commercial exploitation of Licensed Products to agree in writing to comply with ethical and socially responsible licensing principles.

7.2	Supply to Developing Countries

7.2.1	Supply by the Licensee

The Licensee shall use Diligent Efforts to supply the Licensed Products to customers in At-Cost Markets at a Cost-Based Price and to meet market demand for the Licensed Products in those markets.

7.2.2	Sub-Licensing in Developing Country markets

If the Licensee is unable to supply the Licensed Product at a Cost-Based Price in any At-Cost market and to meet market demand for the Licensed Products in those market, it shall use Diligent Efforts to license one or more Developing Country Manufacturers on Reasonable Developing Country License Terms to manufacture, distribute and sell the Licensed Product at a Cost-Based Price in that At-Cost Market.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

7.3	Reporting

The Licensee shall keep UCLB regularly updated regarding the Licensee’s efforts to supply the Licensed Products in accordance with the requirements outlined in Clauses 7.1 and 7.2.

7.4	Step In Rights

7.4.1	If at any time UCLB acting reasonably considers that the Licensee is not meeting its obligations under Clauses 7.1 and 7.2 in relation to the supply of the Licensed Products to customers in At-Cost Markets, UCBL may be written notice require the Licensee to seek one or more third parties to develop, commercialise and supply the Licensed Products to customers in At-Cost Markets.

7.4.2	If the Licensee following a written requirement from UCLB refuses to grant a sublicense to or is unable to identify a third party to develop, commercialise and supply the Licensed Products to customers in At-Cost Markets, then UCLB notwithstanding the rights granted to the Licensee under this Agreement shall have the right to seek a third party and/ or to grant to a third party a license to manufacture, have manufactured, use, sell, offer for sale and import the Licensed Products for supply in the At-Cost market on Reasonable Developing Country License Terms.

8.	COMPLIANCE WITH LAWS

8.1	General Compliance with Laws

The Licensee will at all times (and will ensure its Affiliates and Sub-licensees) comply with all legislation, rules, regulations and statutory requirements applying to and obtain any consents necessary for its use of each Licensed Technology, the development, manufacture, and sale of Licensed Products and the provision of Licensed Services in any country or territory.

8.2	Bribery Act

The Licensee shall (and shall procure that any persons associated with it engaged in the performance of this Agreement including its Affiliates and Sub-licensees shall):

8.2.1	comply with all applicable laws and codes of practice relating to anti-bribery and anti-corruption including the Bribery Act 2010 and without prejudice to the foregoing generality, shall not engage in any activity, practice or conduct which would constitute an offence under sections 1, 2 or 6 of the Bribery Act 2010 or do or omit to do any act that will cause or lead UCLB to be in breach of the Bribery Act 2010;

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

8.2.2	comply with UCLB’s ethics, anti-bribery and anti-corruption policies as notified to the Licensee from time to time and have, maintain in place and enforce throughout the term of this Agreement adequate procedures to ensure compliance with Clause 8.2.1; and

8.2.3	promptly report to UCLB any request or demand for any undue financial or other advantage of any kind received in connection with the performance of this Agreement.

For the purpose of this Clause 8.2, the meaning of adequate procedures and whether a person is associated with another person shall be determined in accordance with the Bribery Act 2010 (and any guidance issued under section 9 of that Act). Breach of this Clause 8.2 shall be deemed a material breach of this Agreement entitling UCLB to terminate under Clause 11.3.1.

8.3	Export Control Regulations

The Licensee shall ensure that, in using the Licensed Technologies and in selling Licensed Products, it and its Affiliates, employees, sub-contractors and Sub-licensees comply fully with any United Nations trade sanctions or EU or UK legislation or regulation, from time to time in force, which impose arms embargoes or control the export of goods, technology or software, including weapons of mass destruction and arms, military, paramilitary and security equipment and dual-use items (items designed for civil use but which can be used for military purposes) and certain drugs and chemicals.

9.	INTELLECTUAL PROPERTY

9.1	Obtain and Maintain the Patents

9.1.1	The Licensee shall be responsible for the drafting, filing, prosecution and maintenance of all of the Patents for each Licenced Technology exclusively licensed to the Licensee subject to Clause 2.4, at the Licensee’s cost and expense. Subject to resource availability, UCLB shall use commercially reasonable efforts to provide such assistance as the Licensee may request to prosecute and maintain the Patents[***] that may be incurred in providing such assistance. For the avoidance of doubt, the provisions of this Clause 9 shall also extend to any patents filed in respect of the Specified Technology pursuant to Clause 2.6 after the Commencement Date.

9.1.2	The Patents for each Licensed Technology will be filed, prosecuted and maintained in the countries and territories set out in Appendix 2 to the relevant Licence Addendum. The Licensee shall notify UCLB of any decisions as to which (if any) additional countries to file and maintain Patents in.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

9.1.3	The Licensee shall consult with UCLB in relation to all material changes to the patent claims or specifications that would have the effect of reducing or limiting the scope of the Patents, and not make any such changes without the prior written consent of UCLB. Such consent shall not be unreasonably withheld or delayed provided that UCLB has been given as much notice as is practicable, and in any event no less than [***] days’ notice (or such shorter period for response dictated by the relevant patent office) of such proposed changes, and has been given an opportunity to file divisionals, continuations and/or such other types of protection to cover any claims or subject matter that the Licensee intends to remove from the scope of the Patents. If UCLB fails to respond before the end of the [***] day period (or such shorter period for response dictated by the relevant patent office), the Licensee may proceed with the proposed changes to the patent claims or specifications. The Licensee will ensure that UCLB receives copies of all correspondence to and from Patent Offices in respect of the Patents for each Licensed Technology, including copies of all documents generated in or with such correspondence, and shall be given reasonable notice (or such shorter period for response dictated by the relevant patent office) of and the opportunity to participate in any conference calls or meetings with the Licensee’s patent attorneys in relation to the drafting, filing, prosecution and maintenance of the Patents, so that UCLB may be continuously informed of progress with the drafting, filing, prosecution and maintenance of the Patents. Such involvement of UCLB under this Clause 9.1.3 shall be at UCLB’s cost and expense.

9.1.4	If the Licensee wishes to abandon any application contained with the Patents for any Licensed Technology or not to maintain any such Patent, it shall give [***] ([***]) months’ prior written notice to UCLB and on the expiry of such notice period the relevant Licence Addendum shall terminate and the licences of the relevant Patents granted to the Licensee under this Agreement shall cease.

9.1.5	In the event that any of rights to the Licenced Technology granted hereunder become non-exclusive, responsibility for the drafting, filing, prosecution and maintenance of all of the Patents for such Licenced Technology shall revert to UCLB.

9.2	Infringement of the Patents

9.2.1	Each Party shall inform the other Party promptly if it becomes aware of any infringement or potential infringement of any of the Patents for each Licensed Technology in the relevant Field or any unauthorised use of the Know-how or any challenge to the validity or ownership of the Patents, and the Parties shall consult with each other to decide the best way to respond to such infringement, unauthorised use or challenge.

9.2.2	In relation to each Patent exclusively licensed to the Licensee subject to Clause 2.4, the Licensee shall have the primary obligation and right to take action against any third party alleged to be infringing the Patents for each Licensed Technology or making unauthorised use of the Know-how to defend the Patents against challenges to validity or ownership at its sole expense, provided that:

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

(a)	UCLB shall on the Licensee’s request cooperate with the Licensee in such action [***]; and

(b)	subject to Clauses 9.2.3 and 9.2.5, the Licensee shall be solely responsible for the conduct of the action or for settlement thereof and shall be entitled to all damages received from such action, subject to Clause 9.2.4.

9.2.3	Before starting or defending or settling any legal action under Clause 9.2.2, the Licensee shall consult with UCLB as to the advisability of the action or defence or settlement, its effect on the good name of UCLB, the public interest, and how the action or defence should be conducted. .

9.2.4	The Licensee shall [***] in such action or defence.

9.2.5	UCLB shall if reasonably requested by the Licensee agree to be joined in any suit to enforce such rights or will take such action in its own name [***] and shall have the right to be separately represented by its own counsel [***]. Notwithstanding the foregoing, [***].

9.2.6	If the Licensee is unsuccessful in persuading the alleged infringer to desist within [***] ([***]) months of the Licensee first becoming aware of any potential infringement of the Patents for any Licensed Technology or fails to initiate an infringement action within [***] ([***]) months of becoming aware of such infringement, UCLB shall have the right, at its sole discretion, to prosecute such infringement under its sole control [***].

9.3	Infringement of Third Party Rights

9.3.1	If any warning letter or other notice of infringement is received by a Party, or legal suit or other action is brought against a Party, alleging infringement of third party rights in the manufacture, use or sale of any Licensed Product or use of any Patents or any Licensed Technology, that Party shall promptly provide full details to the other Party, and the Parties shall discuss the best way to respond.

9.3.2	In relation to each Patent exclusively licensed to the Licensee, the Licensee shall have the right but not the obligation to defend such suit to the extent it relates to the Licensee’s or its Affiliates or Sub-licensee’s activities in the relevant Field and shall have the right to settle with such third party, provided that [***].

10.	WARRANTIES AND LIABILITY

10.1	Warranties by UCLB

UCLB warrants and undertakes as follows in respect of each Licensed Technology and subject to any disclosures and exceptions set out in the relevant Licence Addendums, to its reasonable knowledge and without having undertaken any due and careful enquires whether specific or general in nature:

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

10.1.1	it is the registered proprietor of, or applicant for, the relevant Patents; and

10.1.2	it has the authority to grant the licences under this Agreement and the relevant Licence Addendum.

10.1.3	so far as it is aware (having made no enquiry of any third parties or conducted any freedom to operate searches), use and exploitation of the Patents will not infringe the intellectual property rights of any third party.

10.2	Warranties by the Licensee

The Licensee warrants and undertakes that in respect of the Licensed Technology:

10.2.1	it has the right and authority to enter into this Agreement and the relevant Licence Addendum;

10.2.2	so far as it is aware (having made no enquiry of any third parties), use and exploitation of the Patents will not infringe the intellectual property rights of any third party;

10.2.3	neither it nor any of its Affiliates is currently researching, developing, marketing, selling or otherwise commercialising any Competing Product (“Competing Activities”), nor has any of them entered into an agreement with any other person with respect to any Competing Activities; and

10.2.4	it shall notify UCLB if it or any of its Affiliates or its Sub-licensees commences any Competing Activities or enters into an agreement with any other person with respect to any Competing Activities.

10.3	Acknowledgements

The Licensee acknowledges that in respect of each Licensed Technology:

10.3.1	the Licensed Technology, including inventions claimed in the Patents, and the Know-how, are at an early stage of development. Accordingly, specific results cannot be guaranteed and any results, materials, information or other items (together “Delivered Items”) provided under this Agreement are provided “as is” and without any express or implied warranties, representations or undertakings. As examples, but without limiting the foregoing, UCLB does not give any warranty that Delivered Items are of merchantable or satisfactory quality, are fit for any particular purpose, comply with any sample or description, or are viable, uncontaminated, safe or non-toxic.

10.3.2	UCLB has not performed any searches or investigations into the existence of any third party rights that may affect the relevant Licensed Technology.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

10.4	No Other Warranties

10.4.1	Each of the Parties acknowledges that, in entering into this Agreement, it does not do so in reliance on any representation, warranty or other provision except as expressly provided in this Agreement, and any conditions, warranties or other terms implied by statute or common law are excluded from this Agreement to the fullest extent permitted by law.

10.4.2	Without limiting the scope of Clause 10.4.1, UCLB does not make any representation nor give any warranty or undertaking:

(a)	as to the efficacy or usefulness of the Licensed Technologies; or

(b)	as to the scope of any of the Patents or that any of the Patents is or will be valid or (in the case of an application) will proceed to grant; or

(c)	that the use of any of the Licensed Technologies, the manufacture, sale or use of the Licensed Products, or the exercise of any of the rights granted under this Agreement will not infringe any intellectual property or other rights of any other person; or

(d)	that the Know-how or any other information communicated by UCLB to the Licensee under or in connection with this Agreement will produce Licensed Products of satisfactory quality or fit for the purpose for which the Licensee intended or that any product will not have any defect, latent or otherwise, and whether or not discoverable by inspection; or

(e)	as imposing any obligation on UCLB to bring or prosecute actions or proceedings against third parties for infringement or to defend any action or proceedings for revocation of any of the Patents; or

(f)	as imposing any liability on UCLB in the event that any third party supplies Licensed Products to customers located in the Territory; or

(g)	that there will be no similar or competitive products manufactured, used, sold or supplied by any third party in the Territory.

10.5	Responsibility for Development of Licensed Products and Licensed Services

The Licensee shall be exclusively responsible for its and its Affiliates’ and Sub-licensees’ use of the Licensed Technology, the technical and commercial development and manufacture of Licensed Products and for incorporating any modifications or developments thereto that may be necessary or desirable, for all Licensed Products sold or supplied, notwithstanding any consultancy services or other contributions that UCLB and/or UCL may provide in connection with such activities.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

10.6	Indemnity

The Licensee shall indemnify each of UCLB and UCL, and each of their respective officers, directors, Council members, employees and representatives (together, the “Indemnitees”) against all Claims that may be asserted against or suffered by any of the Indemnitees and which relate to:

10.6.1	the use by the Licensee or any of its Affiliates or Sub-licensees of any of the Licensed Technology; or

10.6.2	use of the Licensed Technology by or on behalf of the Licensee or any of its Affiliates or Sub-licensees; or

10.6.3	the development, manufacture, use, marketing or sale of, or any other dealing in, any of the Licensed Products, by or on behalf of the Licensee or any of its Affiliates or Sub-licensees, or subsequently by any customer or any other person, including claims based on product liability laws.

The indemnity given by the Licensee to each Indemnitee under this Clause will not apply to any Claim to the extent that it is attributable to the gross negligence, reckless misconduct or intentional misconduct of that Indemnitee.

10.7	Limitations of Liability

10.7.1	To the extent that UCLB or any of its Affiliates has any liability in contract, tort, or otherwise under or in connection with this Agreement, including any liability for breach of warranty, their liability shall be limited in accordance with the following provisions of this Clause 10.7.

10.7.2	The aggregate liability of UCLB and any of its Affiliates shall be limited to the total income that UCLB has received from the Licensee pursuant to this Agreement (but excluding any other costs or expenses associated with drafting, filing, prosecuting, maintaining or defending any Patents or providing any assistance to the Licensee) during the period of [***] ([***]) years preceding the date on which the liability arises, or [***] pounds (£[***]) sterling, whichever is the higher.

10.7.3	The liability of the Licensee shall be limited to the limit of its insurance as set out in Clause 10.8.1, except that in the case of product liability, the liability of the Licensee under this Agreement shall be unlimited.

10.7.4	In no circumstances shall either Party or any Indemnitee be liable for any loss, damage, costs or expenses of any nature that is (a) of an indirect, special or consequential nature or (b) any loss of profits (whether direct or indirect), revenue, business opportunity or goodwill, which arises directly or indirectly from that Party’s breach or non performance of this Agreement, or negligence in the performance of this Agreement or from any liability arising in any other way out of the subject matter of this Agreement even if the Party bringing the claim has advised the other Party or the relevant Indemnitee of the possibility of those losses arising, or if such losses were within the contemplation of the Parties or the Indemnitee.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

10.7.5	Nothing in this Agreement excludes either Party’s liability to the extent that it may not be so excluded under applicable law, including any such liability for death or personal injury caused by that Party’s negligence, or liability for fraud or fraudulent misrepresentation.

10.8	Insurance

10.8.1	The Licensee shall take out with a reputable insurance company and maintain at all times during the term of this Agreement public and product liability and professional indemnity insurance including against all loss of and damage to property (whether real, personal or intellectual) and injury to persons including death arising out of or in connection with this Agreement and the Licensee’s and its Affiliates’ and Sub-licensees’ use of the Licensed Technology and as and when relevant use, sale of or any other dealing in any of the Licensed Products. Such insurances may be limited in respect of one claim provided that such limit must be at least [***] pounds (£[***]) sterling, unless the Licensee commences any business in manufacturing, distribution, supply or otherwise make available to the public any products, in which case such limit must be at least [***] pounds (£[***]) sterling. Such insurance shall continue to be maintained for a further [***] years from the end of the last Licence Addendum hereunder to terminate.

10.8.2	The Licensee will produce to UCLB at all times upon demand proof that the insurance cover required pursuant to Clause 10.8.2 is in force and evidence that all premiums have been paid up to date. If UCLB becomes aware that the Licensee has failed to maintain the insurance required pursuant to Clause 10.8.2 UCLB may effect such insurance and the Licensee will reimburse UCLB for the reasonable cost of effecting and maintaining such insurance on demand.

11.	DURATION AND TERMINATION

11.1	Commencement and Termination by Expiry (General)

This Agreement (excluding the Licence Addendums) shall come into effect on the Commencement Date and, unless terminated earlier in accordance with this Clause 11 or Clause 12.1.2, shall continue in force until the date on which the last Licence Addendum entered into hereunder has expired or terminated.

11.2	Commencement and Termination by Expiry (Licence Addendums)

[***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

11.3	Early Termination (General)

Each Party (the “Terminating Party”) may terminate this Agreement at any time by notice in writing to the other Party (“Other Party”), such notice to take effect as specified in the notice:

11.3.1	if the Other Party is in material breach of this Agreement and, in the case of a breach capable of remedy within thirty (30) days, the breach is not remedied within thirty (30) days of the Other Party receiving notice specifying the breach and requiring its remedy or where the breach relates to non-payment of a sum due under this Agreement, the sum is not paid in full within fourteen (14) days following the Other Party receiving notice specifying the non payment and requiring payment in full; or

11.3.2	if:

(a)	the Other Party becomes insolvent or unable to pay its debts as and when they become due;

(b)	an order is made or a resolution is passed for the winding up of the Other Party (other than voluntarily for the purpose of solvent amalgamation or reconstruction);

(c)	a liquidator, administrator, administrative receiver, receiver or trustee is appointed in respect of the whole or any part of the Other Party’s assets or business;

(d)	the Other Party makes any composition with its creditors;

(e)	the Other Party ceases to continue its business; or

(f)	any event analogous to the events referred to in paragraphs (a) to (e) above occurs in any other jurisdiction.

The Terminating Party may, at its discretion, choose not to terminate any or all of the Licence Addendums notwithstanding termination of this Agreement, by specifying such in its notice to the Other Party when terminating this Agreement. The relevant terms of this Agreement shall continue in force thereafter to the extent necessary to give effect to the terms of any Licence Addendum(s) which are not terminating until the last such Licence Addendum either expires or is terminated.

11.4	UCLB may terminate this Agreement by giving written notice to the Licensee, such termination to take effect forthwith or as otherwise stated in the notice:

11.4.1	if there is any change of Control of the Licensee involving the categories of persons or Affiliates of persons prohibited by Clause 2.3; or

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

11.4.2	the Licensee is in persistent breach of the Agreement and where the Parties have failed to agree a mechanism to remedy the persistent nature of such breaches within a reasonable period following UCLB notifying the Licensee of the persistent breach and requesting that the Licensee enters into discussions with UCLB as to mechanisms for remedying the persistent breaches or if the Parties have agreed a mechanism to remedy the persistent breach but that mechanism if not fully complied with by the Licensee; or

11.4.3	the Licensee is in material breach of the Agreement more than twice in any 24 month period, even if said breaches have been remedied; or

11.4.4	if the Licensee or its Affiliate commences legal proceedings, or assists any third party to commence legal proceedings, to challenge the validity or ownership of any of the Patents; or

11.4.5	if the Licensee shall enter into any sub-licence with any of the categories of persons or Affiliates of persons prohibited by Clause 2.3 which may, adversely affect UCL’s and/or UCLB’s reputation; or

11.4.6	if the Licensee is in material breach of the Shareholders’ Agreement, and said breach is not remedied within 30 days of UCLB notifying the Licensee of said breach and the remedial actions required (acting reasonably) as the case may be.

UCLB may, at its discretion, choose not to terminate any or all of the Licence Addendums notwithstanding termination of this Agreement, by specifying such in its notice to the Licensee when terminating this Agreement. The relevant terms of this Agreement shall continue in force thereafter to the extent necessary to give effect to the terms of any Licence Addendum(s) which are not terminating until the last such Licence Addendum either expires or is terminated.

11.5	Early Termination (Licence Addendums)

11.5.1	Each Party may terminate each Licence Addendum (separately from this Agreement or any other Licence Addendum) at any time by notice in writing to the Other Party, such notice to take effect as specified in the notice, if the Other Party is in material breach of the relevant Licence Addendum and, in the case of a breach capable of remedy within thirty (30) days, the breach is not remedied within thirty (30) days of the Other Party receiving notice specifying the breach and requiring its remedy, or where the breach relates to non-payment of a sum due under the relevant Licence Addendum, the sum is not paid in full within fourteen (14) days following the Other Party receiving notice specifying the non-payment and requiring payment in full.

11.5.2	UCLB may terminate each Licence Addendum (separately from this Agreement or any other Licence Addendum) by giving written notice to the Licensee, such termination to take effect forthwith or as otherwise stated in the notice:

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

(a)	if the Licensee fails to achieve any of the milestone events described in the Licensed Addendums provided that if achievement of any of the milestone events should be compromised due to technical, legal or regulatory issues, the Parties shall first meet and UCLB will work with the Licensee to manage the delivery schedule and provided that the Licensee is using Diligent Efforts to correct the issues, the applicable deadline in the relevant Licence Addendum shall be extended by six (6) months or such other time period as shall be agreed between the Parties in writing after which if the Licensee has not achieved the milestone UCLB shall be entitled, subject to Clauses 6.11 and 6.12, to terminate the Licence Addendum by giving written notice to the Licensee; or;

(b)	if the Licensee is in persistent breach of the relevant Licence Addendum and where the Parties have failed to agree a mechanism to remedy the persistent nature of such breaches within a reasonable period following UCLB notifying the Licensee of the persistent breach and requesting that the Licensee enters into discussions with UCLB as to mechanisms for remedying the persistent breaches or if the Parties have agreed a mechanism to remedy the persistent breach but that mechanism if not fully complied with by the Licensee;

(c)	if the Licensee is in material breach of the relevant Licence Addendum more than twice in any 24 month period, even if said breaches have been remedied;

(d)	in accordance with the provisions of Clauses 6.12 or 9.1;

(e)	if the Licensee or its Affiliate or its Sub-licensee commences legal proceedings, or assists any third party to commence legal proceedings, to challenge the validity or ownership of any of the Patents; or

(f)	in accordance with any other provision as may be specified in the relevant Licence Addendum.

11.6	A Party’s right of termination under this Agreement, and the exercise of any such right, shall be without prejudice to any other right or remedy (including any right to claim damages) that such Party may have in the event of a breach of contract or other default by the other Party.

11.7	Consequences of Termination (General)

11.7.1	Upon termination or expiry of this Agreement howsoever arising:

(a)	all Licence Addendums shall terminate forthwith; and

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

(b)	each Party shall upon the written request of the other Party, return or destroy any documents or other materials that are in its or its Affiliates possession or under its or their control and that contain the other Party’s Confidential Information provided always that each Party and its Affiliates shall be entitled to retain such Confidential Information of the other Party that relates to any Licence Addendum that is not terminating at the same time as the rest of this Agreement until termination or expiry of the relevant Licence Addendum.

11.7.2	Upon termination of this Agreement for any reason the provisions of Clauses 1, 2.3, 2.5, 3.2 to 3.5, 4, 5 (in respect of amounts paid and payable to UCLB in respect of the period up to an including the date of termination), 6.7, 8, 10, 11.6, 11.7, 11.8 and 12 of this Agreement shall remain in force.

11.8	Consequences of Termination (Licence Addendums).

11.8.1	Upon expiry of each Licence Addendum, and subject to all royalties and any other sums due to UCLB in respect of the Licensed Technology having been duly paid, the Licensee shall have a fully paid up licence to the Licensed Technology of the same scope as set forth in Clause 2.1 without any further obligation to pay any further sums to UCLB under Clause 5. Notwithstanding the foregoing the Licensee acknowledges that once each Patent expires or is abandoned or withdrawn or allowed to lapse in any country or territory, third parties in that country or territory will be entitled to use the inventions claimed in the relevant Patent and that accordingly the relevant licence granted to the Licensee will no longer be exclusive in that country or territory.

11.8.2	Upon termination of each Licence Addendum for any reason other than as set forth in Clause 11.2:

(a)	the Licensee and its Affiliates and Sub-licensees shall be entitled to sell, use or otherwise dispose of (subject to payment of royalties under Clause 5) any unsold or unused stocks of the relevant Licensed Products for a period of [***] ([***]) months following the date of termination;

(b)	subject to paragraph (a) above, any license that has not become fully paid-up in accordance with Clause 11.8.1 shall terminate and the Licensee and its Affiliates (and subject to Clause 2.3, its Sub-licensees) shall no longer be licensed to use or otherwise exploit the relevant Licensed Technology, in so far and for as long as any of the relevant Patents remains in force and the relevant Know-how remains confidential;

(c)	the Licensee shall consent to the cancellation of any formal licence granted to it, or of any registration of it in any register, in relation to any of the relevant Patents;

(d)	the Licensee will, promptly on UCLB’s request, provide (and will ensure that its patent agents provide) to UCLB all information, documentation and assistance (including executing documents) which UCLB may reasonably require to enable it to continue with the drafting, filing, prosecution and maintenance of the relevant Patents;

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

(e)	except as set out in Clause 2.3, all sub-licences of the relevant Licensed Technology granted by the Licensee will automatically terminate;

(f)	each Party shall upon the written request of the other Party, return or destroy any documents or other materials that are in its or its Affiliates possession or under its or their control and that contain the other Party’s Confidential Information which relates to the relevant Licensed Technology;

11.8.3	Upon termination by expiry of each Licence Addendum under Clause 11.2, UCLB and its Affiliates shall be free to disclose the Know-how licensed under such Licence Addendum to third parties.

11.8.4	Upon termination of each Licence Addendum under Clause 11.5 by UCLB or as a result of termination of this Agreement under Clause 11.3 by UCLB, in the event that UCLB would be unable, absent a licence from the Licensee, to use or permit others to use or to exploit or permit others to exploit the relevant Licensed Technology without infringing intellectual property rights in any invention developed by the Licensee, whether solely or jointly with others (“Blocking Invention”), the Licensee shall be deemed to have granted UCLB the irrevocable non-exclusive right to use, exploit and permit others to use and exploit the Blocking Invention only in conjunction with the relevant Licensed Technology. The Licensee shall at the request of UCLB provide (and will ensure that its patent agents provide) to UCLB all information, documentation and assistance (including executing documents) which UCLB may reasonably require to enable it to continue with the drafting, filing, prosecution and maintenance of the Patents licensed under such Licence Addendum;

11.8.5	Upon termination of each Licence Addendum under Clause 11.5 by UCLB or as a result of termination of this Agreement under 11.3 by UCLB, the Licensee shall, to the extent it is able to do so without being in breach of any obligation owed to a third party, disclose to UCLB full details of any and all Intellectual Property generated at any time by or on behalf of the Licensee as a result of the exercise of the Licensee’s rights under this Licence Addendum (“Licensee IP”) and, upon UCLB’s written request within [***] ([***]) days following such disclosure, negotiate in good faith to agree the terms of an exclusive or non-exclusive licence to UCLB (as UCLB may request) under the Licensee IP. If the Parties fail to agree the terms of such a licence within [***] days following commencement of such negotiation, despite negotiating in good faith, UCLB’s rights under this Clause 11.8.5 shall lapse.

11.8.6	Upon termination of each Licence Addendum for any reason the provisions of Clauses 1, 3 (in respect of amounts paid and payable to UCLB in respect of the period up to an including the date of termination) and 5 of the Licence Addendum shall remain in force.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

12.	GENERAL

12.1	Force Majeure

12.1.1	Any delays in or failure of performance by either Party under this Agreement will not be considered a breach of this Agreement and if and to the extent that such delay or failure is caused by occurrences beyond the reasonable control of that Party including acts of God; acts, regulations and laws of any government; strikes or other concerted acts of workers; fire; floods; explosions; riots; wars; rebellion; and sabotage; and any time for performance hereunder will be extended by the actual time of delay caused by any such occurrence.

12.1.2	If either Party is prevented from carrying out its obligations:

(a)	under this Agreement for a continuous period of [***] ([***]) months the other Party may terminate this Agreement on giving [***] ([***]) days prior written notice provided always that at the date upon which termination becomes effective the Party which was prevented from carrying out its obligations under this Agreement remains so prevented. The Terminating Party may, at its discretion, choose not to terminate any or all of the Licence Addendum notwithstanding termination of this Agreement, by specifying such in its notice when terminating this Agreement. The relevant terms of this Agreement shall continue in force thereafter to the extent necessary to give effect to the terms of any Licence Addendum(s) which are not terminating until the last such Licence Addendum either expires or is terminated.

(b)	under any Licence Addendum for a continuous period of [***] ([***]) months the other Party may terminate the relevant Licence Addendum on giving [***] ([***]) days prior written notice provided always that at the date upon which termination becomes effective the Party which was prevented from carrying out its obligations under the relevant Licence Addendum remains so prevented.

12.2	Amendment

This Agreement may only be amended in writing signed by duly authorised representatives of UCLB and the Licensee.

12.3	Assignment and Third Party Rights

12.3.1	Subject to Clause 12.3.2, neither Party shall assign, mortgage, charge or otherwise transfer any rights or obligations under this Agreement, nor any of the rights under the Licensed Technology, without the prior written consent of the other Party.

12.3.2	UCLB may assign all its rights and obligations under this Agreement together with its rights in the Licensed Technology to any third party to which it transfers all or substantially all of its assets or business in the relevant Field, provided that the assignee undertakes to the Licensee to be bound by and perform the obligations of the assignor under this Agreement.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

12.3.3	The Licensee, subject to obtaining the consent of UCLB which shall not be unreasonably withheld or delayed (except in relation to those categories of persons or Affiliates of persons prohibited by Clause 2.3), may assign all its rights and obligations under this Agreement together with its rights in the Licensed Technology to any third party to which it transfers all or substantially all of its assets or business, provided that the assignee undertakes to UCLB to be bound by and perform the obligations of the assignor under this Agreement. However the Licensee shall not have such a right to assign this Agreement if it is insolvent..

12.4	Waiver

Any waiver given under or in relation to this Agreement shall be in writing and signed by or on behalf of the relevant Party. No failure or delay on the part of either Party to exercise any right or remedy under this Agreement shall be construed or operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude the further exercise of such right or remedy.

12.5	Invalid Clauses

If any provision or part of this Agreement is held to be invalid, amendments to this Agreement may be made by the addition or deletion of wording as appropriate to remove the invalid part or provision but otherwise retain the provision and the other provisions of this Agreement to the maximum extent permissible under applicable law.

12.6	No Agency

Neither Party shall act or describe itself as the agent of the other, nor shall it make or represent that it has authority to make any commitments on the other’s behalf.

12.7	Interpretation

In this Agreement:

12.7.1	the headings are used for convenience only and shall not affect its interpretation;

12.7.2	references to persons shall include incorporated and unincorporated persons; references to the singular include the plural and vice versa; and references to the masculine include the feminine;

12.7.3	references to Clauses and Schedules mean clauses of, and schedules to, this Agreement;

12.7.4	references in this Agreement to termination shall include termination by expiry;

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

12.7.5	where the word “including” is used it shall be understood as meaning “including without limitation”;

12.7.6	any reference to any English law term for any action, remedy, method or judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall in respect of any jurisdiction other than England be deemed to include what most nearly approximates in that jurisdiction to the English law term;

12.7.7	where there is any conflict or inconsistency between the main body of this agreement and any of the schedules, then the main body of the agreement shall prevail;

12.7.8	where there is any conflict or inconsistency between the main body of this agreement together with the schedules and any Licence Addendum then the terms of main body of this agreement together with the schedules shall prevail unless expressly stated otherwise in the relevant Licence Addendum;

12.7.9	time shall be of the essence in relation to the performance of the Licensee’s obligations under this Agreement; and

12.7.10	any reference to the sale of a Licensed Product by the Licensee or its Affiliates or Sub-licensees will be taken to include any supply or other disposal of Licensed Products, and the term sold shall be construed accordingly.

12.8	Notices. Addresses for Service

12.8.1	Any notice to be given under this Agreement shall be in English, in writing and shall be delivered by first class recorded delivery mail (if sent to an inland address) or by international courier (if sent to an address outside of the United Kingdom), to the address of the relevant Party set out at the head of this Agreement, or such other address as that Party may from time to time notify to the other Party in accordance with this Clause 12.8.

12.8.2	Notices sent as above shall be deemed to have been received one (1) working day after the day of posting in the case of delivery inland first class recorded delivery mail, or three (3) working days after the date of collection by the international courier.

12.9	Law and Jurisdiction

The validity, construction and performance of this Agreement, and any contractual and non-contractual claims arising hereunder, shall be governed by English law and shall be subject to the exclusive jurisdiction of the English courts to which the parties hereby submit, except that a Party may seek an interim injunction (or an equivalent remedy) in any court of competent jurisdiction.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

12.10	Entire Agreement

This Agreement, including its Schedules, sets out the entire agreement between the Parties relating to its subject matter and supersedes all prior oral or written agreements, arrangements or understandings between them relating to such subject matter. Subject to Clause 10.7.5, the Parties acknowledge that they are not relying on any representation, agreement, term or condition which is not set out in this Agreement.

12.11	Third Parties

Except for the rights of UCL as provided in Clause 2.4, the rights of the Indemnitees as provided in Clause 10.6 and the limitations of liability afforded to the Indemnitees pursuant to Clause 10.7, who may in their own right enforce and rely on the provisions of those Clauses, this Agreement does not create any right enforceable by any person who is not a party to it (“Third Party”) under the Contracts (Rights of Third Parties) Act 1999, but this Clause does not affect any right or remedy of a Third Party which exists or is available apart from that Act. The Parties may amend, renew, terminate or otherwise vary all or any of the provisions of this Agreement, including Clauses 2.4, 10.6 and 10.7, without the consent of UCL and/or the Indemnitees.

12.12	Non-use of Names; Announcements

12.12.1	The Licensee shall not use, and shall ensure that its Affiliates and Sub-licensees do not use, the name, any adaptation of the name, any logo, trademark or other device of UCLB, nor of the inventors named on the Patents nor the Principal Investigators in any advertising, promotional or sales materials without prior written consent obtained from UCLB in each case, except that the Licensee may state that it is licensed by UCLB under the Patents.

12.12.2	Except as permitted under Clause 6.7, neither Party shall make any press or other public announcement concerning any aspect of this Agreement, or make any use of the name or trade marks of the other Party in connection with or in consequence of this Agreement, without the prior written consent of the other Party.

12.13	Escalation

If the Parties are unable to reach agreement on any issue concerning this Agreement or the Project within [***] days after one Party has notified the other of that issue, they will refer the matter to the [***] in the case of UCLB, and to the [***] in the case of the Licensee in an attempt to resolve the issue within the time specified in this Agreement in the case of other disputes. Either Party may bring proceedings in accordance with Clause 12.9 if the matter has not been resolved within that 14 day or such other period as prescribed, and either Party may apply to the court for an injunction, whether or not any issue has been escalated under this clause.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

EXECUTED on the date set out at the head of this Agreement.

For and on behalf of UCL Business PLC	For and on behalf of Athena Vision Ltd

/s/ Anne Lane	/s/ Rachel Hemsley
Signed	Signed

Anne Lane	Rachel Hemsley
Print name	Print name

Executive Director UCL Business PLC	Director
Title	Title

04/02/2015	04 February 2015
Date	Date

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

SCHEDULE 1

TEMPLATE LICENCE ADDENDUM

LICENCE ADDENDUM NUMBER: [    ]

TITLE OF TECHNOLOGY LICENSED: [    ]

DATED: [    ]

BETWEEN:

(1)	UCL BUSINESS PLC, whose registered office is The Network Building, 97 Tottenham Court Road, London W1T 4TP (“UCLB”);

and

(2)	ATHENA VISION LTD, a company incorporated in England and Wales under company registration number 09348737 whose principal place of business is at c/o UCL Business PLC, The Network Building, 97 Tottenham Court Road, London W1T 4TP United Kingdom (the “Licensee”).

WHEREAS:

A.	University College London (“UCL”), through the Founders, has developed certain technology and owns certain intellectual property rights relating to the Licensed Technology.

B.	UCL has assigned to UCLB all of its right, title and interest in and to such property.

C.	UCLB and the Licensee entered into an exclusive licence agreement dated 4 February 2015 (the “Licence Agreement”) to govern the terms under which the Licensed Technology will be licensed to the Licensee, subject to the Licensee and UCLB entering into this Licence Addendum in respect of the relevant Licensed Technology.

NOW IT IS AGREED as follows:

1.	Interpretation

1.1	The terms of the Licence Agreement apply to this Licence Addendum.

1.2	Defined terms used in the Licence Agreement shall have the same meaning when used herein.

1.3	In the case of a conflict between this Licence Addendum and the Licence Agreement, the terms of the Licence Agreement shall prevail unless expressly stated otherwise in this Licence Addendum.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

2.	Effective Date

The effective date of this Licence Addendum shall be the same as the Commencement Date of the Licence Agreement (the “Effective Date”).

3.	Payments

3.1	The payments are as specified in Clause 5 of the Licence Agreement.

4.	Current Development Plan

The Current Development Plan for the Licensed Technology is shown below and shall be subject to Clause 6.3 of the Licence Agreement.

Activity	Timeline
Preclin/manufacture
Initiate Phase I/II
Initiate Phase II/III
BLA submission

5.	Law and Jurisdiction.

5.1	The validity, construction and performance of this Licence Addendum, and any contractual and non-contractual claims arising hereunder, shall be governed by English law and shall be subject to the exclusive jurisdiction of the English courts to which the parties hereby submit, except that a Party may seek an interim injunction (or an equivalent remedy) in any court of competent jurisdiction.

EXECUTED on the date set out at the head of this Licence Addendum.

For and on behalf of UCL Business PLC	For and on behalf of Athena Vision Ltd

Signed	Signed

Print name	Print name

Title	Title

Date	Date

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

Licence Addendum Number [x]: Appendix 1

Part A – The Licenced Technology

The Patents	[insert]

The Know-how

[Note – Know-how should be described and any key documents listed. For example this may include:

•  copies of relevant lab notebooks

•  written research reports

•  technical dossiers

•  databases of test results]

[other]	[insert any other licensed technology info here—e.g. data sets, databases, software etc]

Principal Investigator	[insert]

Field	[insert]

Territory	[insert]

[Part B – Disclosures]

[Appendix 2]

[List of Countries and Territories of the Patents]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

SCHEDULE 2

APPOINTMENT OF EXPERT

If either Party wishes to appoint an independent expert (the “Expert”) to determine any matter pursuant to any Clause of this Agreement, the following procedures will apply:

1.	The Party wishing to appoint the Expert (“the Appointing Party”) will serve a written notice on the other Party (“the Responding Party”). The written notice will specify the Clause pursuant to which the appointment is to be made and will contain reasonable details of the matter(s) which the Appointing Party wishes to refer to the Expert for determination

6.	The Parties shall within [***] ([***]) days following the date of the Appointing Party’s written notice use all reasonable efforts to agree who is to be appointed as the Expert to determine the relevant matter(s). If the Parties are unable to agree upon the identity of the Expert within that timescale, the Expert shall be appointed by the President (for the time being) of the Licensing Executives Society Britain and Ireland upon written request of either Party.

7.	Each Party will within [***] ([***]) days following appointment of the Expert, prepare and submit to the Expert and the other Party a detailed written statement setting out its position on the matter(s) in question and including any proposals which it may wish to make for settlement or resolution of the relevant matter.

8.	Each Party will have [***] ([***]) days following receipt of the other Party’s written statement to respond in writing thereto. Any such response will be submitted to the other Party and the Expert.

9.	The Expert will if he/she deems appropriate be entitled to seek clarification from the Parties as to any of the statements or proposals made by either Party in their written statement or responses. Each Party will on request make available all information in its possession and shall give such assistance to the Expert as may be reasonably necessary to permit the Expert to make his/ her determination.

10.	The Expert will issue his/ her decision on the matter(s) referred to him/ her in writing as soon as reasonably possible, but at latest within [***] ([***]) months following the date of his/ her appointment. The Expert’s decision shall (except in the case of manifest error) be final and binding on the Parties.

11.	The Expert will at all times act as an independent and impartial expert and not as an arbitrator.

12.	The Expert’s charges will be borne as he/ she determines in his written decision.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

SCHEDULE 3

DEFINITION OF TOBACCO INDUSTRY FUNDING (REVISED 2009)

FROM THE CANCER RESEARCH UK CODE OF PRACTICE ON TOBACCO INDUSTRY FUNDING TO UNIVERSITIES. http://www.cancerresearchuk.org/science/fundinq/terms-conditions/funding-policies/policy-tobacco/

A tobacco company is defined for the purposes of this policy as one that:

•	Derives over 5% of revenues from manufacturing tobacco products;

•	Derives 15%+ of revenues from the manufacture of products necessary for the production of tobacco products;

•	Derives 15% of revenues from the sale of tobacco products (and has 30 or more staff);

•	Owns a tobacco company (the company owns 50% or more of a tobacco company);

•	Is more than 50% owned by a company with tobacco involvement.

The following do not constitute tobacco industry funding for the purposes of this Code:

•	legacies from tobacco industry investments (provided these are sold on immediately)

•	funding from a trust or foundation no longer having any connection with the tobacco industry even though it may bear a name that (for historical reasons) has tobacco industry associations.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

LICENCE ADDENDUM NUMBER 1

TITLE OF TECHNOLOGY LICENSED: [***]

DATED: 4 February 2015

BETWEEN:

(1)	UCL BUSINESS PLC, whose registered office is The Network Building, 97 Tottenham Court Road, London W1T 4TP (“UCLB”);

and

(2)	ATHENA VISION LTD, a company incorporated in England and Wales under company registration number 09348737 whose principal place of business is at c/o UCL Business PLC, The Network Building, 97 Tottenham Court Road, London W1T 4TP United Kingdom (the “Licensee”).

WHEREAS:

A.	University College London (“UCL”), through the Founders, has developed certain technology and owns certain intellectual property rights relating to the Licensed Technology.

B.	UCL has assigned to UCLB all of its right, title and interest in and to such property.

C.	UCLB and the Licensee entered into an exclusive licence agreement dated 4 February 2015 (the “Licence Agreement”) to govern the terms under which the Licensed Technology will be licensed to the Licensee, subject to the Licensee and UCLB entering into this Licence Addendum in respect of the relevant Licensed Technology.

NOW IT IS AGREED as follows:

1.	Interpretation

1.1	The terms of the Licence Agreement apply to this Licence Addendum.

1.2	Defined terms used in the Licence Agreement shall have the same meaning when used herein.

1.3	In the case of a conflict between this Licence Addendum and the Licence Agreement, the terms of the Multiple Licence Agreement shall prevail unless expressly stated otherwise in this Licence Addendum.

2.	Effective Date

The effective date of this Licence Addendum shall be the same as the Commencement Date of the Licence Agreement (the “Effective Date”).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

3.	Payments

The payments are as specified in Clause 5 of the Licence Agreement.

4.	Current Development Plan

The Current Development Plan for the Licensed Technology is shown below and shall be subject to Clause 6.3 of the Licence Agreement

Activity	Timeline
Preclin/manufacture	[***]
Initiate Phase I/II	[***]
Initiate Phase II/III	[***]
BLA submission	[***]

5.	Law and Jurisdiction.

The validity, construction and performance of this Licence Addendum, and any contractual and non-contractual claims arising hereunder, shall be governed by English law and shall be subject to the exclusive jurisdiction of the English courts to which the parties hereby submit, except that a Party may seek an interim injunction (or an equivalent remedy) in any court of competent jurisdiction.

EXECUTED on the date set out at the head of this Licence Addendum.

For and on behalf of UCL Business PLC	For and on behalf of Athena Vision Ltd

/s/ Anne Lane	/s/ Rachel Hemsley
Signed	Signed

Anne Lane	Rachel Hemsley
Print name	Print name

Executive Director UCL Business PLC	Director
Title	Title

04/02/2015	04 February 2015
Date	Date

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

Licence Addendum Number 1: Appendix 1

Part A – The Licenced Technology

The Patents	[***]

The Know-how	[***]

The Know-how Data	[***]

Founders	[***]

Field	As in the Licence Agreement

Territory	As in the Licence Agreement

Part B – Disclosures

[***]

Licence Addendum Number 1: Appendix 2

List of Countries and Territories of the Patents

[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

LICENCE ADDENDUM NUMBER 2

TITLE OF TECHNOLOGY LICENSED: [***]

DATED: 4 February 2015

BETWEEN:

(1)	UCL BUSINESS PLC, whose registered office is The Network Building, 97 Tottenham Court Road, London W1T 4TP (“UCLB”);

and

(2)	ATHENA VISION LTD, a company incorporated in England and Wales under company registration number 09348737 whose principal place of business is at c/o UCL Business PLC, The Network Building, 97 Tottenham Court Road, London W1T 4TP United Kingdom (the “Licensee”).

WHEREAS:

A.	University College London (“UCL”), through the Founders, has developed certain technology and owns certain intellectual property rights relating to the Licensed Technology.

B.	UCL has assigned to UCLB all of its right, title and interest in and to such property,

C.	UCLB and the Licensee entered into an exclusive licence agreement dated 4 February 2015 (the “Licence Agreement”) to govern the terms under which the Licensed Technology will be licensed to the Licensee, subject to the Licensee and UCLB entering into this Licence Addendum in respect of the relevant Licensed Technology.

NOW IT IS AGREED as follows:

1.	Interpretation

1.1	The terms of the Licence Agreement apply to this Licence Addendum.

1.2	Defined terms used in the Licence Agreement shall have the same meaning when used herein.

1.3	In the case of a conflict between this Licence Addendum and the Licence Agreement, the terms of the Licence Agreement shall prevail unless expressly stated otherwise in this Licence Addendum.

2.	Effective Date

The effective date of this Licence Addendum shall be the same as the Commencement Date of the Licence Agreement (the “Effective Date”).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

3.	Payments

The payments are as specified in Clause 5 of the Licence Agreement.

4.	Current Development Plan

The Current Development Plan for the Licensed Technology is shown below and shall be subject to Clause 6.3 of the Licence Agreement.

Activity	Timeline
Preclin/manufacture	[***]
Initiate Phase I/II	[***]
Initiate Phase II/III	[***]
BLA submission	[***]

5.	Law and Jurisdiction.

5.1	The validity, construction and performance of this Licence Addendum, and any contractual and non-contractual claims arising hereunder, shall be governed by English law and shall be subject to the exclusive jurisdiction of the English courts to which the parties hereby submit, except that a Party may seek an interim injunction (or an equivalent remedy) in any court of competent jurisdiction.

EXECUTED on the date set out at the head of this Licence Addendum.

For and on behalf of UCL Business PLC	For and on behalf of Athena Vision Ltd

/s/ Anne Lane	/s/ Rachel Hemsley
Signed	Signed

Anne Lane	Rachel Hemsley
Print name	Print name

Executive Director UCL Business PLC	Director
Title	Title

04/02/2015	04 February 2015
Date	Date

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

Licence Addendum Number 2: Appendix 1

Part A – The Licenced Technology

The Patents	[***]

The Know-how	[***]

The Know-how Data	[***]

Founders	[***]

Field	As in the Licence Agreement

Territory	As in the Licence Agreement

Part B – Disclosures

[***]

Licence Addendum Number 2: Appendix 2

List of Countries and Territories of the Patents

[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

LICENCE ADDENDUM NUMBER 3

TITLE OF TECHNOLOGY LICENSED: [***]

DATED: 4 February 2015

BETWEEN:

(1)	UCL BUSINESS PLC, whose registered office is The Network Building, 97 Tottenham Court Road, London W1T 4TP (“UCLB”);

and

(2)	ATHENA VISION LTD, a company incorporated in England and Wales under company registration number 09348737 whose principal place of business is at c/o UCL Business PLC, The Network Building, 97 Tottenham Court Road, London W1T 4TP United Kingdom (the “Licensee”).

WHEREAS:

A.	University College London (“UCL”), through the Founders, has developed certain technology and owns certain intellectual property rights relating to the Licensed Technology.

B.	UCL has assigned to UCLB all of its right, title and interest in and to such property.

C.	UCLB and the Licensee entered into an exclusive licence agreement dated 4 February 2015 (the “Licence Agreement”) to govern the terms under which the Licensed Technology will be licensed to the Licensee, subject to the Licensee and UCLB entering into this Licence Addendum in respect of the relevant Licensed Technology.

NOW IT IS AGREED as follows:

1.	Interpretation

1.1	The terms of the Licence Agreement apply to this Licence Addendum.

1.2	Defined terms used in the Licence Agreement shall have the same meaning when used herein.

1.3	In the case of a conflict between this Licence Addendum and the Licence Agreement, the terms of the Licence Agreement shall prevail unless expressly stated otherwise in this Licence Addendum.

2.	Effective Date

The effective date of this Licence Addendum shall be the same as the Commencement Date of the Licence Agreement (the “Effective Date”).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

3.	Payments

The payments are as specified in Clause 5 of the Licence Agreement.

4.	Current Development Plan

The Current Development Plan for the Licensed Technology is shown below and shall be subject to Clause 6.3 of the Licence Agreement.

Activity	Timeline
Preclin/manufacture	[***]
Initiate Phase I/II	[***]
Initiate Phase II/III	[***]
BLA submission	[***]

5.	Law and Jurisdiction

5.1	The validity, construction and performance of this Licence Addendum, and any contractual and non-contractual claims arising hereunder, shall be governed by English law and shall be subject to the exclusive jurisdiction of the English courts to which the parties hereby submit, except that a Party may seek an interim injunction (or an equivalent remedy) in any court of competent jurisdiction.

EXECUTED on the date set out at the head of this Licence Addendum.

For and on behalf of UCL Business PLC	For and on behalf of Athena Vision Ltd

/s/ Anne Lane	/s/ Rachel Hemsley
Signed	Signed

Anne Lane	Rachel Hemsley
Print name	Print name

Executive Director UCL Business PLC	Director
Title	Title

04/02/2015	04 February 2015
Date	Date

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

Licence Addendum Number 3: Appendix 1

Part A – The Licenced Technology

The Patents	[***]

The Know-how	[***]

Founders	[***]

Field	As in the Licence Agreement

Territory	As in the Licence Agreement

Part B – Disclosures

[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

Licence Addendum Number 3: Appendix 2

List of Countries and Territories of the Patents

[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

LICENCE ADDENDUM NUMBER: 5

TITLE OF TECHNOLOGY LICENSED: [***]

DATED: 15 December 2017

BETWEEN:

(1)	UCL BUSINESS PLC, whose registered office is The Network Building, 97 Tottenham Court Road, London W1T 4TP (“UCLB”);

and

(2)	MEIRAGTX LIMITED (FORMERLY KADMON GENE THERAPY HOLDINGS LIMITED), a company incorporated in England and Wales with registered number 9501998 and having its registered office at c/o Legalinx Ltd, 1 Fetter Lane, London EC4A 1BR (“Meira”).

WHEREAS:

A.	University College London (“UCL”), through the Founders, has developed certain technology and owns certain intellectual property rights relating to the Licensed Technology.

B.	UCL has assigned to UCLB all of its right, title and interest in and to such property.

C.	UCLB and Athena Vision Ltd (“Athena”) were party to a Licence Agreement dated 4 February 2015, as amended by Amendment No. 1 to Exclusive Licence Agreement, effective as of 27 March 2015, and Amendment No. 2 to Exclusive Licence Agreement effective as of 28 July 2017, by and between UCLB and Athena, and any subsequent amendments, supplements, addendums or modifications thereto or restatements thereof, under which UCLB licensed to Athena certain technology and intellectual property relating to ocular gene therapy, which UCLB acquired by assignment from University College London, for development and commercialization by Athena (the “Licence”).

D.	Athena and Meira entered into a Collaboration, Development and Licence Agreement dated 27 April 2015 (the “CDLA”) under which Meira and Athena agreed to collaborate on the research, development and commercialisation of the intellectual property licensed to Athena by UCLB under the Licence.

E.	Subject to the terms and conditions set forth in a Share for Share Exchange Deed between Athena, UCLB, the Founders (as defined therein), [***] and Meira (the “Share Exchange Deed”), the CDLA was terminated in accordance with clause 12.1(a) of the CDLA.

F.	UCLB, Athena and Meira agreed to novate Athena’s rights, obligations and liabilities under the Licence to Meira on the terms of this Deed of Novation and Amendment with effect from Completion (as defined in the Share Exchange Deed) (the “Effective Date”).

G.	UCLB now wishes to grant and Meira wishes to accept a licence to the Specified Technology ([***]), subject to UCLB and Meira entering into this Licence Addendum in respect of this Specified Technology. The Parties have agreed that this Specified Technology will be licensed to Meira through this Licence Addendum and under the terms of the Licence as modified herein.

NOW IT IS AGREED as follows:

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

1.	Interpretation

1.1	The terms of the Licence apply to this Licence Addendum.

1.2	Defined terms used in the Licence shall have the same meaning when used herein.

1.3	In the case of a conflict between this Licence Addendum and the Licence, the terms of the Licence shall prevail unless expressly stated otherwise in this Licence Addendum.

2.	Effective Date

The effective date of this Licence Addendum shall be the same as the Commencement Date of the Licence (the “Effective Date”).

3.	Payments

The consideration for this licence is as specified in Clause 5 of the Licence. This Clause 5 covers the developmental milestone, cumulative sales milestone and royalty on Net Sales Value payment for the specified technology [***]. In addition to the payments detailed in Clause 5 of the Licence, Meira shall [***].

4.	Special Terms

The Parties hereby specifically agree that Clause 5 of this Licence Addendum shall prevail over any conflicting provisions of the Licence.

5.	Updated Initial Development Plan

The updated Initial Development Plan for the Licensed Technology is shown below and shall be subject to Clause 6.3 of the Licence.

Activity	Timeline
Phase I/II Start	[***]
Phase I/II Finish	[***]
Phase III /pivotal confirmatory study Start	[***]
Phase III /pivotal confirmatory study Finish	[***]

6.	Law and Jurisdiction.

6.1	The validity, construction and performance of this Licence Addendum, and any contractual and non-contractual claims arising hereunder, shall be governed by English law and shall be subject to the exclusive jurisdiction of the English courts to which the Parties hereby submit, except that a Party may seek an interim injunction (or an equivalent remedy) in any court of competent jurisdiction.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

EXECUTED on the date set out at the head of this Licence Addendum.

For and on behalf of UCL Business PLC	For and on behalf of MEIRAGTX Limited

/s/ Anne Lane	/s/ Richard Giroux
Signed	Signed

Anne Lane	Rich Giroux
Print name	Print name

Executive Director	Chief Operating Officer
Title	Title

18/12/17	12.18.17
Date	Date

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

Licence Addendum Number 5: Schedule 1

Licensed Technology

Part A – The Patents

[***]

Part B – The Know-how

[***]

Part C – The Materials

[***]

Schedule 2

List of Countries and Territories for Patents

[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

AMENDMENT NO. 1 TO EXCLUSIVE LICENCE AGREEMENT

THIS AMENDMENT NO. 1 TO EXCLUSIVE LICENCE AGREEMENT (this “Amendment”), effective as of March 27, 2015 (the “Amendment Effective Date”), is entered into by and between Athena Vision Ltd, a company incorporated in England and Wales under company registration number 09348737 whose principal place of business is at c/o UCL Business PLC, The Network Building, 97 Tottenham Court Road, London W1T 4TP United Kingdom (the “Licensee”) and UCL Business PLC, whose registered office is The Network Building, 97 Tottenham Court Road, London W1T 4TP United Kingdom (“UCLB”). The Licensee and UCLB are each sometimes referred to herein as a “Party” and collectively referred to herein as the “Parties”.

W I T N E S S E T H:

WHEREAS, the Parties entered into an Exclusive Licence Agreement dated as of 4th February, 2015 pursuant to which the Licensee is developing and commercializing Licensed Products (the “Agreement”);

WHEREAS, the Parties mutually desire to further amend the Agreement on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing statements and the mutual agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Definitions and References. Except as set forth herein, capitalized terms not otherwise defined or amended in this Amendment shall have the meaning ascribed to them in the Agreement, as amended by this Amendment. References to Articles, Sections or Schedules are to the same with all their subparts as they appear in the Agreement. References to Paragraphs are to the numbered paragraphs with all their subparts as they appear in this Amendment.

2. Amendment to the Agreement. Effective as of the Amendment Effective Date, the Agreement shall be amended as set forth in this Paragraph 2:

(a)	Licence Addendum No. 3 shall be replaced in its entirety by the Licence Addendum No. 3 appended hereto.

3. Warranties.

Each Party hereby warrants to the other Party as follows:

(i)	it has the full corporate power and authority to enter into and deliver this Amendment and to perform and consummate the transactions contemplated hereby;

(ii)	all corporate acts and other proceedings required to be taken to authorize such execution, delivery, and consummation have been duly and properly taken and obtained;

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

(iii)	this Amendment has been duly executed and delivered by such Party and constitutes a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as such enforceability may be limited by applicable insolvency and other laws affecting creditors’ rights generally or by the availability of equitable remedies; and

(iv)	except as expressly amended by this Amendment the Agreement is in full force and effect in accordance with its terms and, to each Party’s knowledge, there exist no breaches, defaults or events which would (with the giving of notice, the passage of time or both) give rise to a breach, default or other right to terminate or modify the Agreement.

4. Other.

(a)	Effect of Amendment. From and after the Amendment Effective Date, all references to the Agreement shall mean the Agreement as amended by this Amendment.

(b)	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures to this Amendment transmitted by fax, by email in “portable document format” (“.pdf”) or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Amendment shall have the same effect as physical delivery of the paper document bearing original signature.

(c)	Entire Amendment. This Amendment contains the entire understanding of the Parties with respect to the subject matter of this Amendment. Except as specifically modified and amended hereby, all of the terms, provisions, requirements and specifications contained in the Agreement remain in full force and effect. Except as otherwise expressly provided herein, the Parties do not intend to, and the execution of this Amendment shall not, in any manner impair the Agreement, the purpose of this Amendment being simply to amend certain specific provisions of the Agreement only and to confirm and carry forward the Agreement, as hereby amended, in full force and effect. This Amendment may be amended, or any term hereof modified, only by a written instrument executed by both the Parties.

(d)	Notices. All notices, requests and other communications hereunder shall be in writing and shall be personally delivered or sent by fax transmission (and promptly confirmed by personal delivery, registered or certified mail or overnight courier) or by registered or certified mail, return receipt requested, postage prepaid, or sent by internationally-recognized overnight courier, in each case to the respective address specified below, or such other address as may be specified in writing to the other party hereto:

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

if to The Licensee to:

Athena Vision Limited

c/o UCL Business PLC, The Network Building, 97 Tottenham Court Road, London W1T

4TP United Kingdom

Attention: Managing Director

Fax No.: +44

if to UCLB to:

UCL Business PLC

The Network Building

97 Tottenham Court Road

London W1T 4TP United Kingdom

Fax No. +44 (0) 20 76679 9838

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

Athena Vision Limited

By:	/s/ Stuart Naylor
Name:	Stuart Naylor
Title:	CEO

UCL Business PLC

By:	/s/ Anne Lane
Name:	Anne Lane
Title:	Executive Director

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

LICENCE ADDENDUM NUMBER 3

TITLE OF TECHNOLOGY LICENSED: [***]

DATED: March 27, 2015

BETWEEN:

(1)	UCL BUSINESS PLC, whose registered office is The Network Building, 97 Tottenham Court Road, London W1T 4TP (“UCLB”);

and

(2)	ATHENA VISION LTD, a company incorporated in England and Wales under company registration number 09348737 whose principal place of business is at c/o UCL Business PLC, The Network Building, 97 Tottenham Court Road, London W1T 4TP United Kingdom (the “Licensee”).

WHEREAS:

A.	University College London (“UCL”), through the Founders, has developed certain technology and owns certain intellectual property rights relating to the Licensed Technology.

B.	UCL has assigned to UCLB all of its right, title and interest in and to such property.

C.	UCLB and the Licensee entered into an exclusive licence agreement dated 4th February 2015 (the “Licence Agreement”) to govern the terms under which the Licensed Technology will be licensed to the Licensee, subject to the Licensee and UCLB entering into this Licence Addendum in respect of the relevant Licensed Technology.

NOW IT IS AGREED as follows:

1.	Interpretation

1.1	The terms of the Licence Agreement apply to this Licence Addendum.

1.2	Defined terms used in the Licence Agreement shall have the same meaning when used herein.

1.3	In the case of a conflict between this Licence Addendum and the Licence Agreement, the terms of the Licence Agreement shall prevail unless expressly stated otherwise in this Licence Addendum.

2.	Effective Date

The effective date of this Licence Addendum shall be the same as the Commencement Date of the Licence Agreement (the “Effective Date”).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

3.	Payments

The payments are as specified in Clause 4 of the Licence Agreement.

4.	Current Development Plan

The Current Development Plan for the Licensed Technology is shown below and shall be subject to Clause 6.3 of the Licence Agreement.

Activity	Timeline
Preclin/manufacture	[***]
Initiate Phase I/II	[***]
Initiate Phase II/III	[***]
BLA submission	[***]

5.	Law and Jurisdiction.

5.1	The validity, construction and performance of this Licence Addendum, and any contractual and non-contractual claims arising hereunder, shall be governed by English law and shall be subject to the exclusive jurisdiction of the English courts to which the parties hereby submit, except that a Parry may seek an interim injunction (or an equivalent remedy) in any court of competent jurisdiction.

EXECUTED on the date set out at the head of this Licence Addendum.

For and on behalf of UCL Business PLC	For and on behalf of Athena Vision Ltd

/s/ Anne Lane	/s/ Stuart Naylor
Signed	Signed

Anne Lane	Stuart Naylor
Print name	Print name

Executive Director	CEO
Title	Title

27/3/15	27-3-15
Date	Date

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

Licence Addendum Number 3: Appendix 1

Part A – The Licenced Technology

The Patents	[***]

The Know-how	[***]

[other]	[***]

Founders	[***]

Field	As in the Licence Agreement

Territory	As in the Licence Agreement

[Part B – Disclosures]

Appendix 2

List of Countries and Territories of the Patents

[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

AMENDMENT NO. 2 TO EXCLUSIVE LICENCE AGREEMENT

This AMENDMENT NO. 2 TO EXCLUSIVE LICENSE AGREEMENT (this “Amendment”), effective as of July 28, 2017 (the “Amendment Effective Date”), is entered into by and between MeiraGTx Limited, having a place of business located at 92 Britannia Walk, London N1 7NQ United Kingdom (“MeiraGTx”) and UCL Business PLC, whose registered office is The Network Building, 97 Tottenham Court Road, London W1T 4TP United Kingdom (“UCLB”). MeiraGTx and UCLB are each sometimes referred to herein as a “Party” and collectively referred to herein as the “Parties”.

WITNESSETH:

WHEREAS, UCLB and Athena Vision Ltd., a company incorporated under the laws of England and Wales under company registration number 09348737 (“Athena”) entered into a Licence Agreement dated 4 February 2015, as amended by Amendment No. 1 to Exclusive Licence Agreement, effective as of 27 March 2015 (as amended, the “Licence Agreement”), pursuant to which UCLB licensed to Athena certain technology and intellectual property relating to ocular gene therapy, which UCLB acquired by assignment from University College London, for development and commercialization by Athena.

WHEREAS, pursuant to a Share for Share Exchange Deed made and delivered in 2016 by and among [***] (collectively, the “Transferring Shareholders”), Athena, and MeiraGTx (the “Exchange Deed”), the Transferring Shareholders agreed to sell to MeiraGTx a total of [***] each in the capital of Athena (the “Shares”) in exchange for a certain number of shares of MeiraGTx on the terms and conditions of the Exchange Deed.

WHEREAS, upon the completion of the sale and purchase of the Shares in accordance with Clause 5 of the Exchange Deed occurring on or about April of 2016 (the “Completion”), MeiraGTx increased its shareholding in Athena from 60% to 100% and Athena became a wholly-owned subsidiary of MeiraGTx.

WHEREAS, UCLB, Athena, and MeiraGTx entered into a Deed of Novation and Amendment in 2016 (“Deed of Novation and Amendment”) pursuant to which the parties thereto agreed to, among other things, novate Athena’s rights, obligations, and liabilities under the Licence Agreement to MeiraGTx on the terms and conditions of the Deed of Novation and Amendment (the “Novation”).

WHEREAS, the Novation became effective as of the Completion, the Parties now mutually desire to further amend the Licence Agreement on the terms and conditions set forth in this Amendment.

NOW THEREFORE, in consideration of the foregoing statements and the mutual agreements and covenants herein contained, and for other good an valuable consideration, the sufficiency of which are hereby acknowledged, the Parties hereby agree as follows.

1. Definitions. Except as set forth herein, capitalized terms not otherwise defined or amended in this Amendment shall have the meaning ascribed to them in the Licence Agreement, as amended by this Amendment. References to Articles, Clauses, or Schedules are to the same with all their subparts as they appear in the Licence Agreement. References to Sections are to the numbered paragraphs with all their subparts as they appear in this Amendment.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

2. Amendment to the Agreement. Effective as of the Amendment Effective Date, the Agreement shall be and is hereby amended as set forth in this Section 2:

(a)The definition of “First Commercial Sale” is added to Clause 1.1 of the Licence Agreement as follows:

“First Commercial Sale means the first sale to a third party of a Licensed Product in a given regulatory jurisdiction after all regulatory and marketing approvals have been obtained for such Licensed Product in such jurisdiction. A sale shall not be deemed to have occurred if a Licensed Product is provided pursuant to an early access or compassionate use;”

(b) The definition of “Licensed Products” as defined in Clause 1.1 of the Licence Agreement is hereby amended and restated as follows:

“Licensed Products means any and all products that are developed, manufactured, used, or sold by or on behalf of the Licensee or its Affiliates or Sub-licensees and which (a) are within (or are manufactured using a process described in) a Valid Claim of the Patents; and/or (b) incorporate, or their development or manufacture makes use of, any of the Know-how and/or the Materials;”

(c) The definition of “Net Receipts” as defined in Clause 1.1 of the Licence Agreement is hereby amended and restated as follows:

“Net Receipts means in respect of the Licensed Products, subject to Clause 5.6, the amount of any up-front cash payments (excluding value added or other sales tax), received by the Licensee or its Affiliates, from the Sub-licensee for the sub-licensing (including the grant of any option over a sub-licence) of the Licensed Products, excluding any performance-based milestone (whether at the stage of development, marketing or otherwise), success, bonus, sub-licence maintenance and periodic (including annual) sub-licence payments, due under any sub-licence agreement, and further excluding the following:

a) amounts paid for equity of Licensee, up to its fair market value;

b) debt financing of Licensee by such Sub-licensee;

c) payments or reimbursements for research, development or commercialization services that are undertaken by Licensee for products or services;

d) payments or reimbursements to Licensee for Patent expenses related to products or services;

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

e) payments for the supply of products or materials used in performance of services;

f) amounts received by Licensee from a Sub-licensee in consideration for Intellectual Property rights that are not the Patents, Materials or Know-how;

g) payments received in connection with sales of products (including without limitation Licensed Products); or

h) payments on the sale or merger of Licensee.

For the avoidance of doubt, non-cash consideration shall not form Net Receipts until (i) the Licensee has received cash consideration from the use, exploitation, disposal or other realisation of such consideration, or (ii) termination of this Agreement, whichever occurs sooner. Any dividend or similar monetary consideration received in respect of such non-cash consideration shall form Net Receipts.”

(d) The definition of “Net Sales Value” as defined in Clause 1.1 of the Licence Agreement is hereby amended and restated as follows:

“Net Sales Value means in respect of the Licensed Products after their First Commercial Sale:

a)	the gross amount received by the Licensee or its Affiliates or Sub-licensees in arm’s length sales of Licensed Products for cash consideration; and/ or

b)	where the sale is not at arm’s length and/ or is for or includes a non-cash consideration, or if Licensed Products used or subject to Clause 6.10 disposed of for free by the Licensee or its Affiliates the relevant open market price for the Licensed Product in the country or territory in which the sale, use or disposal takes place or if the relevant open market price is not ascertainable, a reasonable price, assessed on an arm’s length basis therefor, after deduction of all documented:

i)	normal trade discounts (including early payment discounts) actually granted and any credits actually given for rejected or returned Licensed Products;

ii)	costs of packaging, insurance, carriage and freight, provided in each case that the amounts are separately charged to the purchaser on the relevant invoice;

iii)	value added tax or other sales tax; and

iv)	import duties or similar applicable government levies charged to the purchaser on the relevant invoice.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

Sales of Licensed Products between the Licensee and its Affiliates shall not be taken into account for the purposes of calculating “Net Sales Value” unless there is no subsequent sale to a third party in an arm’s length transaction for a cash consideration;”

(e) Clause 2.2 of the Licence Agreement is hereby amended and restated as follows:

“2.2 UCLB shall at the Licensee’s request and cost execute such formal licences as may be necessary to enable the Licensee to register the licences granted to it under this Agreement with the Patent Offices in the relevant Territory. Such formal licence will reflect the terms of this Agreement where possible and for the avoidance of doubt if there is a conflict in the terms of such formal licence and this Agreement, the terms of this Agreement shall prevail. The Licensee shall use reasonable efforts to ensure that this Agreement shall not form part of any public record, except where disclosure of the terms of this Agreement are required by applicable law, rule or regulation (including the rules or regulations of a stock exchange upon which the Licensee’s shares are sold).”

(f) Clause 5.3 of the Licence Agreement is hereby amended and restated as follows:

“5.3	Other Milestone Payments Within [***] ([***]) days following achievement of each of the following milestone events by Licensee, its Affiliates or Sub-licensees, the Licensee shall notify UCLB in writing that the relevant milestone event has been achieved, provide documentary evidence of such achievement as appropriate and pay to UCLB, within a period of [***] days, the amount(s) set out next to such milestone event below:

Milestone Event	Amount to be paid
[***]	£[***]
[***]	£[***]

”

(g) Clause 5.4 of the Licence Agreement is hereby amended and restated as follows:

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

“5.4	Annual Management Fees

On each date referred to in the following table, the Licensee shall pay to UCLB the annual management fee set out next to such date in the table.

Date	Amount to be paid
Upon each anniversary of the Commencement Date until [***]	£50,000

”

(h) Clause 5.5 of the Licence Agreement is hereby amended and restated as follows:

“5.5	Sales Linked Milestone Payments

Upon achievement of each of the sales linked milestones set out in the following table by the Licensee, its Affiliates or Sub-licensees, the Licensee shall notify UCLB in writing that the relevant sales linked milestone has been achieved, provide the relevant documentary evidence and pay to UCLB the amount(s) set out next to such event in the table:

Sales Linked Milestones	Amount to be paid
When Net Sales Value reaches £[***]	£[***]
On the next £[***] of Net Sales Value (when sales cumulatively reach £[***])	£[***]
On the next £[***] of Net Sales Value (When sales cumulatively reach £[***])	£[***]
On the next £[***] of Net Sales Value (when sales cumulatively reach £[***])	£[***]
On the next £[***] of Net Sales Value (when sales cumulatively reach £[***])	£[***]
On the next £[***] of Net Sales Value (when sales cumulatively reach £[***])	£[***]

”

(i) Clause 5.6 of the Licence Agreement is hereby amended and restated as follows:

“5.6	Royalties on Net Sales

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

For each Licensed Product in each country, the Licensee shall pay to UCLB a royalty of [***]% ([***] per cent) being a percentage of the Net Sales Value of all Licensed Products sold by Licensee, its Affiliates or Sub-licensees. The Licensee’s obligations to pay such royalty for a given Licensed Product in a given country shall begin after the First Commercial Sale of such Licensed Product in such country and shall end on the earlier to occur of the following: (a) expiration of the last Valid Claim of a Patent claiming such Licensed Product in such country; or (b) the tenth (10th) anniversary of the date of such First Commercial Sale in such country.”

(j) Clause 5.7 of the Licence Agreement is hereby amended and restated as follows:

“5.7	Royalties on Net Receipts

In the event that the Licensee receives an up-front payment from a Sub-licensee, and the up-front payment is also in consideration for Intellectual Property rights that are not the Patents, Materials or Know-how, then the Licensee shall allocate, at a commercially reasonable rate, the portion of the up-front payment that is in consideration for Intellectual Property rights that are the Patents, Materials and Know-how. With respect to such portion, Licensee shall pay to UCLB pay [***] percent ([***]%) of Net Receipts within [***] ([***]) days after Licensee receives such Net Receipts.”

(k) Clauses 5.8 and 5.10 of the Licence Agreement are hereby deleted in their entirety, without effect on the numbering of the other Clauses within Article 5 of the Licence Agreement.

(l) The last paragraph of Clause 5.14 of the Licence Agreement is hereby amended and restated as follows:

“The Licensee shall co-operate with UCLB in good faith to resolve any discrepancies identified     during any such inspection and shall pay any undisputed shortfall in the amounts paid to UCLB under this Agreement, together with interest on late payment as specified in Clause 5.12.4, within [***] days following receipt of a copy of the independent chartered accountant’s report.”

(m) Clause 11.2 of the Licence Agreement is hereby amended and restated as follows:

“Each Licence Addendum and the licences granted in this Agreement, shall come into effect on the Commencement Date and, unless terminated earlier in accordance with this Clause 11 or Clause 12.1.2, the licences granted hereunder shall continue in force on a country by country basis until the later of the last payment obligation of Licensee expires under this Agreement. Upon such expiry, Licensee’s licenses under this Agreement shall become full-paid, perpetual and irrevocable.”

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

3. Warranties. Each Party hereby warrants to the other Party as follows:

(a) it has the full corporate power and authority to enter into and deliver this Amendment and to perform and consummate the transactions contemplated hereby;

(b) all corporate acts and other proceedings required to be taken to authorize such execution, delivery, and consummation have been duly and properly taken and obtained;

(c) this Amendment has been duly executed and delivered by such Party and constitutes a legal, valid, and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as such enforceability may be limited by applicable insolvency and other laws affecting creditor’s rights generally or by the availability of equitable remedies; and

(d) except as expressly amended by this Amendment, the Agreement is in full force and effect in accordance with its terms and, to each Party’s knowledge, there exists no breaches, defaults or events which would (with the giving of notice, the passage of time or both) give rise to a breach, default, or other right to terminate or modify the Agreement.

4. Other.

(a) Effect of Amendment. From and after the Amendment Effective Date, all references to the Agreement shall mean the Agreement as amended by this Amendment.

(b) Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures to this Amendment transmitted by fax, by email in “portable document format” (“.pdf”) or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Amendment shall have the same effect as physical delivery of the paper document bearing original signature.

(c) Entire Amendment. This Amendment contains the entire understanding of the Parties with respect to the subject matter of this Amendment. Except as specifically modified and amended hereby, all of the terms, provisions, requirements and specifications contained in the Agreement remain in full force and effect. Except as otherwise expressly provided herein, the Parties do not intend to, and the execution of this Amendment shall not, in any manner, impair the Agreement, the purpose of this Amendment being simply to amend certain specific provisions of the Agreement only and to confirm and carry forward the Agreement, as hereby amended, in full force and effect. This Amendment may be amended, or any term hereof modified, only by a written instrument executed by both the Parties.

(d) Notices. All notices, requests and other communications hereunder shall be in writing and shall be personally delivered or sent by fax transmission (and promptly confirmed by personal delivery, registered or certified mail or overnight courier) or by registered or certified mail, return receipt requested, postage prepaid, or sent by internationally-recognized overnight courier, in each case to the respective address specified below, or such other address as may be specified in writing to the other party hereto:

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

If to MeiraGTx to: MeiraGTx Limited 92 Britannia Walk, London N1 7NQ United Kingdom Fax No.: [•] Attention: [•]

If to UCLB to: UCL Business PLC The Network Building 97 Tottenham Court Road London W1T 4TP United Kingdom Fax No.: +44 (0) 20 76679 9838 Attention: [•]

[Signature Page Follows]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

MEIRAGTX LIMITED

By:	/s/ Richard Giroux
Name:	Richard Giroux
Title:	Chief Operating Officer

UCL BUSINESS PLC

By:	/s/ Anne Lane
Name:	Anne Lane
Title:	Executive Director

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

AMENDMENT NO. 3 TO EXCLUSIVE LICENCE AGREEMENT

This AMENDMENT NO. 3 TO EXCLUSIVE LICENSE AGREEMENT (this “Amendment”), effective as of December 14, 2017 (the “Amendment Effective Date”), is entered into by and between MeiraGTx Limited, having a place of business located at 92 Britannia Walk, London N1 7NQ United Kingdom (“MeiraGTx”) and UCL Business PLC, whose registered office is The Network Building, 97 Tottenham Court Road, London W1T 4TP United Kingdom (“UCLB”). MeiraGTx and UCLB are each sometimes referred to herein as a “Party” and collectively referred to herein as the “Parties”.

WITNESSETH:

WHEREAS, UCLB and Athena Vision Ltd., a company incorporated under the laws of England and Wales under company registration number 09348737 (“Athena”) entered into a Licence Agreement dated 4 February 2015, as amended by Amendment No. 1 to Exclusive Licence Agreement, effective as of 27 March 2015 and Amendment No. 2, effective as of July 28, 2017 (as amended, the “Licence Agreement”), pursuant to which UCLB licensed to Athena certain technology and intellectual property relating to ocular gene therapy, which UCLB acquired by assignment from University College London, for development and commercialization by Athena.

WHEREAS, pursuant to a Share for Share Exchange Deed made and delivered in 2016 by and among [***] (collectively, the “Transferring Shareholders”), Athena, and MeiraGTx (the “Exchange Deed”), the Transferring Shareholders agreed to sell to MeiraGTx a total of [***] in the capital of Athena (the “Shares”) in exchange for a certain number of shares of MeiraGTx on the terms and conditions of the Exchange Deed.

WHEREAS, upon the completion of the sale and purchase of the Shares in accordance with Clause 5 of the Exchange Deed occurring on or about April of 2016 (the “Completion”), MeiraGTx increased its shareholding in Athena from 60% to 100% and Athena became a wholly-owned subsidiary of MeiraGTx.

WHEREAS, UCLB, Athena, and MeiraGTx entered into a Deed of Novation and Amendment in 2016 (“Deed of Novation and Amendment”) pursuant to which the parties thereto agreed to, among other things, novate Athena’s rights, obligations, and liabilities under the Licence Agreement to MeiraGTx on the terms and conditions of the Deed of Novation and Amendment (the “Novation”).

WHEREAS, the Novation became effective as of the Completion, the Parties now mutually desire to further amend the Licence Agreement on the terms and conditions set forth in this Amendment.

NOW THEREFORE, in consideration of the foregoing statements and the mutual agreements and covenants herein contained, and for other good an valuable consideration, the sufficiency of which are hereby acknowledged, the Parties hereby agree as follows.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

1. Definitions. Except as set forth herein, capitalized terms not otherwise defined or amended in this Amendment shall have the meaning ascribed to them in the Licence Agreement, as amended by this Amendment. References to Articles, Clauses, or Schedules are to the same with all their subparts as they appear in the Licence Agreement. References to Sections are to the numbered paragraphs with all their subparts as they appear in this Amendment.

2. Amendment to the Agreement. Effective as of the Amendment Effective Date, the Agreement shall be and is hereby amended as set forth in this Section 2:

(a) The definition of “Licensed Technology” as defined in Clause 1.1 of the Licence Agreement is hereby amended and restated as follows:

“Licensed Technology means Intellectual Property, Patents and Know-how relating to each technology licensed by UCLB to the Licensee under any License Addendum to this Agreement,”

3. Warranties. Each Party hereby warrants to the other Party as follows:

(a) it has the full corporate power and authority to enter into and deliver this Amendment and to perform and consummate the transactions contemplated hereby;

(b) all corporate acts and other proceedings required to be taken to authorize such execution, delivery, and consummation have been duly and properly taken and obtained;

(c) this Amendment has been duly executed and delivered by such Party and constitutes a legal, valid, and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as such enforceability may be limited by applicable insolvency and other laws affecting creditor’s rights generally or by the availability of equitable remedies; and

(d) except as expressly amended by this Amendment, the Agreement is in full force and effect in accordance with its terms and, to each Party’s knowledge, there exists no breaches, defaults or events which would (with the giving of notice, the passage of time or both) give rise to a breach, default, or other right to terminate or modify the Agreement.

4. Other.

(a) Effect of Amendment. From and after the Amendment Effective Date, all references to the Agreement shall mean the Agreement as amended by this Amendment.

(b) Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures to this Amendment transmitted by fax, by email in “portable document format” (“.pdf”) or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Amendment shall have the same effect as physical delivery of the paper document bearing original signature.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

(c) Entire Amendment. This Amendment contains the entire understanding of the Parties with respect to the subject matter of this Amendment. Except as specifically modified and amended hereby, all of the terms, provisions, requirements and specifications contained in the Agreement remain in full force and effect. Except as otherwise expressly provided herein, the Parties do not intend to, and the execution of this Amendment shall not, in any manner, impair the Agreement, the purpose of this Amendment being simply to amend certain specific provisions of the Agreement only and to confirm and carry forward the Agreement, as hereby amended, in full force and effect. This Amendment may be amended, or any term hereof modified, only by a written instrument executed by both the Parties.

(d) Notices. All notices, requests and other communications hereunder shall be in writing and shall be personally delivered or sent by fax transmission (and promptly confirmed by personal delivery, registered or certified mail or overnight courier) or by registered or certified mail, return receipt requested, postage prepaid, or sent by internationally-recognized overnight courier, in each case to the respective address specified below, or such other address as may be specified in writing to the other party hereto:

If to MeiraGTx to:

MeiraGTx Limited

92 Britannia Walk,

London N1 7NQ United Kingdom

Fax No.: [•]

Attention: [•]

If to UCLB to:

UCL Business PLC

The Network Building

97 Tottenham Court Road

London W1T 4TP United Kingdom

Fax No.: +44 (0) 20 76679 9838

Attention: [•]

[Signature Page Follows]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

MEIRAGTX LIMITED

By:	/s/ Richard Giroux
Name:	Richard Giroux
Title:	Chief Operating Officer

UCL BUSINESS PLC

By:	/s/ Anne Lane
Name:	Anne Lane
Title:	Executive Director

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.